Exhibit 99.1


                                                                EXECUTION COPY




==============================================================================






                       WACHOVIA AUTO OWNER TRUST 2005-B,
                                  as Issuer,



                       POOLED AUTO SECURITIES SHELF LLC,
                                 as Depositor,



                                      and



                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as Seller and Servicer



                     -------------------------------------


                         SALE AND SERVICING AGREEMENT

                         Dated as of December 1, 2005

                     -------------------------------------








==============================================================================



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                                                 TABLE OF CONTENTS

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                                                                                                               ----


                                                    ARTICLE ONE

                                                    DEFINITIONS

Section 1.01.   General Definitions................................................................................1
Section 1.02.   Other Definitional Provisions.....................................................................17
Section 1.03.   Interpretive Provisions...........................................................................17


                                                    ARTICLE TWO

                                           CONVEYANCE OF TRUST PROPERTY

Section 2.01.   Conveyance of Trust Property......................................................................19
Section 2.02.   Representations and Warranties of the Seller as to the Receivables................................23
Section 2.03.   Representations and Warranties of the Depositor as to the Receivables.............................23
Section 2.04.   Repurchase of Receivables Upon Breach.............................................................25
Section 2.05.   Custody of Receivable Files.......................................................................25
Section 2.06.   Duties of Servicer as Custodian...................................................................26
Section 2.07.   Instructions; Authority to Act....................................................................27
Section 2.08.   Indemnification by Custodian......................................................................27
Section 2.09.   Effective Period and Termination..................................................................27


                                                   ARTICLE THREE

                                ADMINISTRATION AND SERVICING OF THE TRUST PROPERTY

Section 3.01.   Duties of Servicer................................................................................29
Section 3.02.   Subservicers......................................................................................30
Section 3.03.   Collection of Receivable Payments; Modification of Receivables....................................31
Section 3.04.   Realization Upon Receivables......................................................................32
Section 3.05.   Maintenance of Physical Damage Insurance Policies.................................................33
Section 3.06.   Maintenance of Security Interests in Financed Vehicles............................................33
Section 3.07.   Covenants of Servicer.............................................................................33
Section 3.08.   Purchase of Receivables Upon Breach...............................................................33
Section 3.09.   Servicing Compensation; Payment of Certain Expenses by Servicer...................................34
Section 3.10.   Servicer's Certificate............................................................................34
Section 3.11.   Annual Statement as to Compliance; Notice of Default..............................................34
Section 3.12.   Annual Accountants' Report........................................................................35
Section 3.13.   Access to Certain Documentation and Information Regarding Receivables.............................35
Section 3.14.   Reports to the Commission.........................................................................36



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
Section 3.15.   Reports to Rating Agencies........................................................................36


                                                   ARTICLE FOUR

                            DISTRIBUTIONS; RESERVE FUND; STATEMENTS TO SECURITYHOLDERS

Section 4.01.   Establishment of Accounts.........................................................................37
Section 4.02.   Collections.......................................................................................38
Section 4.03.   Application of Collections........................................................................39
Section 4.04.   Advances..........................................................................................39
Section 4.05.   Additional Deposits...............................................................................39
Section 4.06.   Determination Date Calculations; Application of Available Funds...................................40
Section 4.07.   Reserve Fund......................................................................................41
Section 4.08.   Pre-Funding Account...............................................................................43
Section 4.09.   Negative Carry Account............................................................................44
Section 4.10.   Net Deposits......................................................................................44
Section 4.11.   Statements to Securityholders.....................................................................44
Section 4.12.   Control of Accounts...............................................................................46


                                                   ARTICLE FIVE

                                                   THE DEPOSITOR

Section 5.01.   Representations and Warranties of Depositor.......................................................47
Section 5.02.   Liability of Depositor; Indemnities...............................................................48
Section 5.03.   Merger, Consolidation or Assumption of the Obligations of Depositor; Certain Limitations..........49
Section 5.04.   Limitation on Liability of Depositor and Others...................................................52
Section 5.05.   Depositor Not to Resign...........................................................................52
Section 5.06.   Depositor May Own Securities......................................................................52


                                                    ARTICLE SIX

                                                   THE SERVICER

Section 6.01.   Representations and Warranties of Servicer........................................................53
Section 6.02.   Liability of Servicer; Indemnities................................................................54
Section 6.03.   Merger, Consolidation or Assumption of the Obligations of Servicer................................55
Section 6.04.   Limitation on Liability of Servicer and Others....................................................56
Section 6.05.   Wachovia Bank Not to Resign as Servicer...........................................................56
Section 6.06.   Servicer May Own Securities.......................................................................57



                                                        ii
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                                                   ARTICLE SEVEN

                                            SERVICER TERMINATION EVENTS

Section 7.01.   Servicer Termination Events.......................................................................58
Section 7.02.   Appointment of Successor Servicer.................................................................59
Section 7.03.   Effect of Servicing Transfer......................................................................60
Section 7.04.   Notification to Noteholders, Certificateholders and Rating Agencies...............................61
Section 7.05.   Waiver of Past Servicer Termination Events........................................................61
Section 7.06.   Repayment of Advances.............................................................................61


                                                   ARTICLE EIGHT

                                                    TERMINATION

Section 8.01.   Optional Purchase of All Receivables..............................................................62


                                                   ARTICLE NINE

                                                   MISCELLANEOUS

Section 9.01.   Amendment.........................................................................................63
Section 9.02.   Protection of Title to Issuer.....................................................................64
Section 9.03.   Notices...........................................................................................66
Section 9.04.   Assignment........................................................................................67
Section 9.05.   Severability......................................................................................67
Section 9.06.   Further Assurances................................................................................67
Section 9.07.   No Waiver; Cumulative Remedies....................................................................67
Section 9.08.   Third-Party Beneficiaries.........................................................................67
Section 9.09.   Actions by Securityholders........................................................................67
Section 9.10.   Separate Counterparts.............................................................................68
Section 9.11.   Headings..........................................................................................68
Section 9.12.   GOVERNING LAW.....................................................................................68
Section 9.13.   Nonpetition Covenants.............................................................................68
Section 9.14.   Limitation of Liability of Owner Trustee and Indenture Trustee....................................68



                                                     SCHEDULES

Schedule A      -   Location of Receivable Files...............................................................SA-1

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                                                     EXHIBITS

Exhibit A - Representations and Warranties as to the Receivables................................................A-1
Exhibit B - Form of Distribution Statement......................................................................B-1
Exhibit C - Form of Servicer's Certificate......................................................................C-1
Exhibit D - Form of Second-Tier Subsequent Assignment...........................................................D-1

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                                                        iv

         This Sale and Servicing Agreement, dated as of December 1, 2005, is among Pooled Auto Securities Shelf LLC, a Delaware limited liability company ("PASS"), as depositor (the "Depositor"), Wachovia Bank, National Association, a national banking association ("Wachovia Bank"), as seller (in such capacity, the "Seller") and as servicer (in such capacity, the "Servicer"), and Wachovia Auto Owner Trust 2005-B, a Delaware statutory trust, as issuer (the "Issuer").

         WHEREAS, the Issuer desires to purchase from the Depositor portfolios of receivables arising in connection with motor vehicle retail installment sale contracts (the "Receivables") purchased by Wachovia Bank in the ordinary course of its business and sold to the Depositor as of the date hereof and from time to time hereafter but no later than March 31, 2006;

         WHEREAS, the Depositor is willing to sell the Receivables to the Issuer pursuant to the terms hereof; and

         WHEREAS, the Servicer is willing to service the Receivables pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE ONE

                                  DEFINITIONS

         Section 1.01. General Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Account Collateral" means, with respect to each Account, such Account, together with all cash, securities, Financial Assets and investments and other property from time to time deposited or credited to such Account and all proceeds thereof, including, with respect to (i) the Reserve Fund, the Reserve Fund Initial Deposit and any Reserve Fund Subsequent Deposits, (ii) the Yield Supplement Account, the Yield Supplement Account Initial Deposit and any Yield Supplement Account Subsequent Deposit, (iii) the Pre-Funding Account, the Pre-Funding Account Initial Deposit, and (iv) the Negative Carry Account, the Maximum Negative Carry Amount.

         "Accounts" means the Collection Account, the Note Payment Account, the Yield Supplement Account, the Reserve Fund, the Pre-Funding Account and the Negative Carry Account.

         "Administration Agreement" means the administration agreement, dated as of December 1, 2005, among the Administrator, the Issuer, the Depositor and the Indenture Trustee.

         "Administrator" means Wachovia Bank, in its capacity as administrator under the Administration Agreement, and its successors in such capacity.

         "Advance" means, with respect to a Receivable, the amount which is being advanced with respect to such Receivable as of the last day of a Collection Period by the Servicer pursuant to Section 4.04.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means this Sale and Servicing Agreement.

         "Amount Financed" means, with respect to any Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the related Financed Vehicle and any related costs, including accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of a motor vehicle retail installment sale contract.

         "Available Collections" means, for any Distribution Date and the related Collection Period, (i) all payments received on or in respect of the Receivables during such Collection Period (other than amounts comprising the Supplemental Servicing Fee), (ii) all Liquidation Proceeds, Recoveries and Dealer Recourse received with respect to the Receivables during such Collection Period, (iii) in the event that collections on or in respect of the Receivables are required to be deposited by the Servicer into the Collection Account on a daily basis pursuant to Section 4.02, all investment earnings on funds on deposit in the Collection Account, (iv) the aggregate Purchase Amount deposited in the Collection Account on the related Deposit Date, (v) all Prepayments received with respect to the Receivables during such Collection Period attributable to any refunded item included in the Amount Financed (including amounts received as a result of rebates of extended warranty contract costs and insurance premiums and proceeds received under physical damage, theft, credit life and credit disability insurance policies) and (vi) all Advances deposited into the Collection Account by the Servicer on the related Deposit Date; provided, however, that Available Collections shall not include any payments or other amounts (including Liquidation Proceeds) received with respect to any (a) Purchased Receivable, the Purchase Amount for which was included in Available Collections for a previous Distribution Date and (b) Receivable to the extent that the Servicer has made an unreimbursed Advance with respect to such Receivable and is entitled to reimbursement from payments in respect of such Receivables or other Receivables or other amounts pursuant to Section 4.04.

         "Available Funds" means, with respect to any Distribution Date, the sum of (i) Available Collections, (ii) the Reserve Fund Draw Amount, if any,
(iii) the Yield Supplement Account Draw Amount, if any, (iv) the Negative Carry Account Draw Amount, if any, (v) if such Distribution Date immediately follows the end of the Collection Period in which the Pre-Funding Period ends, any funds remaining in the Negative Carry Account and (vi) investment earnings on amounts on deposit in the Pre-Funding Account.

         "Basic Documents" means this Agreement, the Administration Agreement, the Indenture, the Control Agreement, the Note Depository Agreement, the Receivables Purchase Agreement,

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the Trust Agreement, each Subsequent Transfer Document and any other documents or certificates delivered in connection herewith or therewith including, the Power of Attorney pursuant to Section 1.02(c) of the Administration Agreement.

         "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. ss. 101 et seq.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware, St. Paul, Minnesota or Charlotte, North Carolina are authorized by law, regulation or executive order to be closed.

         "Certificate" has the meaning specified in the Trust Agreement.

         "Certificate Payment Account" means the account established and maintained pursuant to Section 4.01.

         "Certificate Percentage Interest" means, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of the holder of such Certificate in the Issuer. The initial Certificate Percentage Interest held by PASS Holding LLC shall be 100%.

         "Certificateholder" has the meaning specified in the Trust Agreement.

         "Class" has the meaning specified in the Indenture.

         "Class A Notes" has the meaning specified in the Indenture.

         "Class B Final Scheduled Distribution Date" has the meaning specified in the Indenture.

         "Class B Noteholder" has the meaning specified in the Indenture.

         "Class B Notes" has the meaning specified in the Indenture.

         "Closing Date" has the meaning specified in the Indenture.

         "Code" has the meaning specified in the Indenture.

         "Collateral" has the meaning specified in the Indenture.

         "Collection Account" means the account designated as such, and established and maintained pursuant to Section 4.01.

         "Collection Period" has the meaning specified in the Indenture.

         "Commission" means the Securities and Exchange Commission.

         "Contract Rate" means, with respect to any Receivable, the annual percentage rate of interest stated in such Receivable.

         "Control" has the meaning specified in Section 8-106 of the UCC.

         "Control Agreement" means the control agreement, dated as of December 1, 2005, among the Issuer, the Servicer, Wachovia Bank and the Indenture Trustee, relating to the Accounts.

         "Controlling Class" has the meaning specified in the Indenture.

         "Corporate Trust Office" has the meaning specified in the Indenture or the Trust Agreement, depending on whether reference is made to the Indenture Trustee or the Owner Trustee.

         "Cumulative Net Loss Percentage" has the meaning specified in the Indenture.

         "Cutoff Date" means the date after which the Issuer will be entitled to receive all amounts related to the Receivables, which will be, in the case of (i) the Initial Receivables, the Initial Cutoff Date, and (ii) a Subsequent Receivable, the related Subsequent Cutoff Date.

         "Cutoff Date Pool Balance" means the sum of the aggregate principal balance of (i) the Initial Receivables as of the Initial Cutoff Date and (ii) the Subsequent Receivables as of their respective Subsequent Cutoff Dates.

         "Dealer" means the dealer of motor vehicles who sold a Financed Vehicle and who originated and assigned the Receivable relating to such Financed Vehicle to the Seller under an existing agreement between such dealer and the Seller.

         "Dealer Agreement" means an agreement between the Seller and a Dealer, entered into by the Seller in the ordinary course of its business, providing for the sale of Receivables by the Dealer to the Seller.

         "Dealer Recourse" means, with respect to a Receivable, all recourse rights against the Dealer which originated the Receivable, and any successor to such Dealer.

         "Defaulted Receivable" means a Receivable as to which, the earlier of
(i) any payment, or any part of any payment, due under such Receivable has become 120 days or more delinquent (whether or not the Servicer has repossessed the related Financed Vehicle), (ii) the Servicer has repossessed and sold the related Financed Vehicle or (iii) the Servicer has determined in accordance with its customary practices that such Receivable is uncollectible; provided, however, that (a) a Receivable will not become a Defaulted Receivable until the last day of the Collection Period during which one of the foregoing events first occurs and (b) a Purchased Receivable will not be deemed to be a Defaulted Receivable.

         "Deposit Date" means, with respect to any Distribution Date and the related Collection Period, the Business Day immediately preceding such Distribution Date.

         "Depositor" has the meaning specified in the Trust Agreement.

         "Determination Date" means, with respect to any Distribution Date, the third Business Day preceding such Distribution Date, commencing on January 17, 2006.

         "Distribution Date" has the meaning specified in the Indenture.

         "Dollars" or "$" mean the lawful currency of the United States.

         "Eligible Deposit Account" means either (i) a segregated deposit account over which the Indenture Trustee or the Owner Trustee, as the case may be, and the Paying Agent have sole signature authority, maintained with an Eligible Institution meeting the requirements of clause (i) of the definition of the term "Eligible Institution" or (ii) a segregated trust account maintained with the trust department of an Eligible Institution meeting the requirements of clause (ii) of the definition of the term "Eligible Institution", in each case bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders, the Noteholders or the Certificateholders, as the case may be.

         "Eligible Institution" means (i) Wachovia Bank, the corporate trust department of the Indenture Trustee or the corporate trust department of the Owner Trustee or (ii) any other depository institution organized under the laws of the United States or any State or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States or any State qualified to take deposits and subject to supervision and examination by federal or state banking authorities which at all times has either a long-term unsecured debt rating of at least "Baa3" from Moody's or a long-term unsecured debt rating, a short-term unsecured debt rating or a certificate of deposit rating acceptable to Moody's and whose deposits are insured by the Federal Deposit Insurance Corporation; provided, however, that
(a) the commercial paper, short-term debt obligations or other short-term deposits of the depository institution described in clause (ii) above must be rated at least "Prime-1" by Moody's and at least "A-1+" by Standard & Poor's if deposits are to be held in an account maintained with such depository institution pursuant to this Agreement for fewer than 30 days and (b) the long-term unsecured debt obligations of the depository institution described in clause (ii) above must be rated at least "AA-" by Standard & Poor's if deposits are to be held in an account maintained with such depository institution pursuant to this Agreement for more than 30 days.

         "Eligible Servicer" means a Person which, at the time of its appointment as Servicer, (i) has a net worth of not less than $50,000,000,
(ii) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle loans, (iii) is legally qualified, and has the capacity, to service the Receivables, (iv) has demonstrated the ability to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle loans similar to the Receivables professionally and competently in accordance with standards of skill and care that are consistent with prudent industry standards and (v) is qualified and entitled to use pursuant to a license or other written agreement, and agrees to maintain the confidentiality of, the software which the Servicer uses in connection with performing its duties and responsibilities under this Agreement or obtains rights to use, or develops at its own expense, software which is adequate to perform its duties and responsibilities under this Agreement.

         "Entitlement Holder" has the meaning specified in Section 8-102 of the UCC.

         "Entitlement Order" has the meaning specified in Section 8-102 of the UCC.

         "Event of Default" has the meaning specified in the Indenture.

         "Excess Collections" has the meaning specified in the Indenture.

         "Exchange Act" has the meaning specified in the Indenture.

         "FDIC Rule" has the meaning specified in the Receivables Purchase Agreement.

         "Final Scheduled Distribution Date" has the meaning specified in the Indenture.

         "Financed Vehicle" means, with respect to any Receivable, the related new or used motor vehicle, together with all accessions thereto, securing the related Obligor's indebtedness under such Receivable.

         "Financial Asset" has the meaning specified in Section 8-102(a)(9) of the UCC.

         "First-Tier Subsequent Assignment" means a first tier subsequent assignment, dated not later than March 31, 2006, between the Seller and the Depositor.

         "Holders" has the meaning specified in the Indenture.

         "Indenture" means the indenture, dated as of December 1, 2005, between the Issuer and the Indenture Trustee.

         "Indenture Trustee" has the meaning specified in the Indenture.

         "Independent" has the meaning specified in the Indenture.

         "Initial Note Balance" means, as the context may require, with respect to (i) all of the Notes, 1,900,000,000 or (ii) any Note, an amount equal to the initial denomination of such Note.

         "Initial Cutoff Date" means the close of business on November 30, 2005.

         "Initial Overcollateralization Percentage" means 1.00%.

         "Initial Receivables" means the Receivables described in the Schedule of Initial Receivables and transferred by the Depositor to the Issuer on the Closing Date, having an aggregate principal balance as of the Initial Cutoff Date of $1,570,493,321.65.

         "Insolvency Event" means with respect to the Depositor or the Servicer, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of the assets of such Person in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person or for any substantial part of the assets of such Person, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (ii) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such person or for any substantial part of the assets of such Person, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of any action by such Person in furtherance of any of the foregoing.

         "Interest Distributable Amount" has the meaning specified in the Indenture.

         "Interest Rate" has the meaning specified in the Indenture.

         "Issuer" has the meaning specified in the Indenture.

         "Lien" means any security interest, lien, claim, charge, pledge, equity or encumbrance of any kind other than tax liens, mechanics' or materialmen's liens, judicial liens and any liens that may attach to a Financed Vehicle by operation of law.

         "Liquidation Proceeds" means all amounts received by the Servicer with respect to any Defaulted Receivable during the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of (i) any amount required by law to be remitted to the related Obligor and (ii) any expenses incurred by the Servicer in connection with collection of such Receivable and the repossession and disposition of the related Financed Vehicle (to the extent not previously reimbursed).

         "Maximum Negative Carry Amount" means an amount deposited into the Negative Carry Account on the Closing Date equal to $6,047,877.

         "Monthly Payment" means, with respect to any Receivable, the amount of each fixed monthly payment payable to the obligee under such Receivable in accordance with the terms thereof, net of any portion of such monthly payment that represents late payment charges, extension fees or similar items.

         "Monthly Remittance Condition" means that (i) (a) Wachovia Bank is the Servicer, (b) Wachovia Bank's short-term unsecured debt is rated at least "Prime-1" by Moody's and "A-1" by Standard & Poor's and (c) no Servicer Termination Event shall have occurred and be continuing or (ii) each Rating Agency has agreed that the deposit of collections on or in respect of the Receivables into the Collection Account may be made by the Servicer on a monthly, rather than a daily, basis.

         "Monthly Servicing Fee" means, for any Collection Period, the fee payable to the Servicer on the related Distribution Date for services rendered during such Collection Period as determined pursuant to Section 3.09.

         "Monthly Trustee Fees" has the meaning specified in the Indenture.

         "Moody's" has the meaning specified in the Indenture.

         "Motor Vehicle Receivables" has the meaning specified in Section 5.03(b)(ii)(A).

         "Motor Vehicle Securities" has the meaning specified in Section 5.03(b)(ii)(B).

         "Negative Carry Account" means the account designated as such, and established and maintained pursuant to Sections 4.01 and 4.09.

         "Negative Carry Account Amount" means, as of any date, the amount on deposit in the Negative Carry Account.

         "Negative Carry Account Draw Amount" means, with respect to any Distribution Date (including and prior to the Distribution Date following the Collection Period in which the Pre-Funding Period ends), the excess (if positive) of (i) the balance on deposit in the Negative Carry Account as of such date over (ii) the product of (a) 4.778%, (b) the Pre-Funding Account Amount as of the last day of the related Collection Period and (c) the percentage equivalent of a fraction, the numerator of which is the number of days from and including such Distribution Date to but excluding the April 2006 Distribution Date (assuming each month has 30 days) and the denominator of which is 360.

         "Net Losses" means, with respect to any Collection Period, the difference (which may be positive or negative) of (i) the aggregate Principal Balance of all Receivables that became Defaulted Receivables during such Collection Period and (ii) the aggregate Liquidation Proceeds and Recoveries received by the Servicer during such Collection Period.

         "Nonrecoverable Advance" means an Advance which the Servicer determines in its sole discretion is not recoverable from payments made on or in respect of the related Receivable.

         "Note Balance" has the meaning specified in the Indenture.

         "Note Depository Agreement" has the meaning specified in the Indenture.

         "Note Payment Account" means the account designated as such, and established and maintained pursuant to Section 4.01.

         "Note Pool Factor" means, with respect to each Class of Notes as of any Distribution Date, a seven-digit decimal figure equal to the Note Balance of such Class of Notes as of such Distribution Date (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original principal amount of such Class of Notes.

         "Noteholder" has the meaning specified in the Indenture.

         "Notes" has the meaning specified in the Indenture.

         "Obligor" means, with respect to any Receivable, the purchaser or co-purchasers of the related Financed Vehicle purchased in part or in whole by the execution and delivery of a Receivable or any other Person who owes or may be liable for payments under a Receivable.

         "Officer's Certificate" means a certificate signed by the chairman, the president, any Vice President, the treasurer or the secretary of the Depositor or the Servicer, as the case may be, and delivered to the Indenture Trustee or the Owner Trustee.

         "Opinion of Counsel" means a written opinion of counsel (who may be an employee of or outside counsel to the Depositor or the Servicer), which counsel shall be acceptable to the related Trustee or the Rating Agencies, as the case may be.

         "Outstanding" has the meaning specified in the Indenture.

         "Overcollateralization Target Amount" has the meaning specified in the Indenture.

         "Owner Trust Estate" has the meaning specified in the Trust
Agreement.

         "Owner Trustee" has the meaning specified in the Trust Agreement.

         "PASS" has the meaning specified in the Receivables Purchase
Agreement.

         "Paying Agent" has the meaning specified in the Indenture.

         "Permitted Investments" means, at any time, any one or more of the following obligations, instruments, investments and securities:

               (i) direct obligations of, and obligations fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States;

               (ii) demand deposits, time deposits, bankers' acceptances or certificates of deposit, having maturities of not more than 365 days, of any depository institution or trust company incorporated under the laws of the United States or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that (a) such investment shall not have an `r' highlighter affixed to its rating and its terms shall have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change and (b) at the time of the investment, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a rating from Standard & Poor's of at least "A-1+" and from Moody's of at least "Prime-1";

               (iii) repurchase obligations, having maturities of not more than 365 days, with respect to any security that is a direct obligation of, or fully guaranteed by, the United States or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above;

               (iv) short-term corporate securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any State thereof;

          provided, however, that (a) such investment shall not have an `r' highlighter affixed to its rating and its terms shall have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change and (b) at the time of the investment, the short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such corporation) of such corporation shall have a rating from Standard & Poor's of at least "A-1+" and from Moody's of at least "Prime-1";

               (v) commercial paper having, maturities of not more than 365 days, at the time of the investment, a rating from Standard & Poor's of at least "A-1+" and from Moody's of at least "Prime-1"; provided, however, that such investment shall not have an `r' highlighter affixed to its rating and its terms shall have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change;

               (vi) guaranteed investment contracts issued by an insurance company or other corporation as to which the Rating Agency Condition shall have been satisfied;

               (vii) investments in money market funds having a rating from Standard & Poor's of at least "AAA-m" or "AAAm-G" and from Moody's of "Aaa" (including funds for which the Indenture Trustee, the Owner Trustee or the Paying Agent or any of their respective Affiliates is investment manager or advisor); and

               (viii) any other investment as to which the Rating Agency Condition shall have been satisfied; provided, however, that in no event shall any such investment have a long-term rating of less than "AA" by Standard & Poor's or "Aa3" by Moody's or a short-term rating of less than "A-1" by Standard & Poor's or "Prime-1" by Moody's;

provided, that, except as otherwise provided in Section 4.07(b), each of the foregoing investments shall mature no later than the Deposit Date immediately following the Collection Period in which such investment was made (other than in the case of the investment of monies in instruments of which the entity at which the related Account, as the case may be, is located is the obligor, which may mature on the related Distribution Date following the Collection Period in which such investment was made), and shall be required to be held to such maturity.

         Notwithstanding anything to the contrary contained in this definition, (a) no Permitted Investment may be purchased at a premium, (b) no obligation or security shall be a "Permitted Investment" unless (i) the Indenture Trustee has Control over such obligation or security and (ii) at the time the Indenture Trustee first obtained Control or the Indenture Trustee became the Entitlement Holder with respect to such obligation or security, the Indenture Trustee did not have notice of any adverse claim with respect thereto within the meaning of Section 8-102 of the UCC and (c) with respect to investments above that require a rating of "A-1+" from Standard and Poor's, such investments in certain short-term debt of issuers or deposits in institutions rated "A-1" by S&P will be permitted so long as (1) the total amount of investments in "A-1" issuers or deposits in "A-1" institutions must be limited to investments of the amount on deposit in the Collection Account and the Pre-Funding Account and (2) the total amount of "A-1" investments shall not represent more than 20% of the Note Balance as of any date.

         For purposes of this definition, any reference to the highest available credit rating of an obligation means the highest available credit rating for such obligation, or such lower credit rating (as approved in writing by each Rating Agency) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to any Securities by such Rating Agency.

         "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Pool Balance" means, as of the first or last day of any Collection Period, the aggregate Principal Balance of the Receivables as of such first or last day, as the case may be; provided, however, that if the Receivables are purchased by the Servicer pursuant to Section 8.01(a) or are sold or otherwise liquidated by the Indenture Trustee following an Event of Default pursuant to
Section 5.04 of the Indenture, the Pool Balance shall be deemed to be zero as of the last day of the Collection Period during which such purchase, sale or other liquidation occurs.

         "Pre-Funding Account" means the account established and maintained as such pursuant to Sections 4.01 and 4.08.

         "Pre-Funding Account Amount" means, as of any date, the amount on deposit in the Pre-Funding Account, excluding the net investment earnings on amounts on deposit in the Pre-Funding Account.

         "Pre-Funding Account Initial Deposit" means $345,211,611.56.

         "Pre-Funding Period" means, the period from and including the Closing Date to and ending on the earliest of the (i) date on which the Pre-Funding Account Amount has been reduced to less than $100,000 because of purchases of Subsequent Receivables, (ii) date on which an Event of Default or Servicer Termination Event occurs, (iii) date on which an Insolvency Event occurs with respect to the Depositor or the Servicer and (iv) close of business on March 31, 2006.

         "Prepayment" means any prepayment, whether in part or in full, in respect of a Receivable.

         "Principal Balance" means, with respect to any Receivable as of any date, the Amount Financed under such Receivable minus the sum of (i) that portion of all Monthly Payments actually received on or prior to such date allocable to principal using the Simple Interest Method, (ii) any rebates of extended warranty contract costs or physical damage, theft, credit life or credit disability insurance premiums included in the Amount Financed and (iii) any Prepayment applied to reduce the unpaid principal balance of such Receivable; provided, however, that the Principal Balance of a (a) Defaulted Receivable shall be zero as of the last day of the Collection Period during which it became a Defaulted Receivable and (b) Purchased Receivable shall be zero as of the last day of the Collection Period during which it became a Purchased Receivable.

         "Priority Principal Distributable Amount" has the meaning specified in the Indenture.

         "Purchase Amount" means the price at which the Seller must repurchase or the Servicer must purchase a Receivable in an amount equal to the sum of
(i) the Principal Balance of such Receivable plus (ii) the amount of accrued but unpaid interest on such Principal Balance at the related Contract Rate to the last day of the month of repurchase.

         "Purchased Receivable" means a Receivable repurchased as of the last day of a Collection Period as to which payment of the Purchase Amount has been made by the Seller pursuant to Section 2.04 or by the Servicer pursuant to
Section 3.08 or 8.01.

         "Rating Agency" has the meaning specified in the Indenture.

         "Rating Agency Condition" has the meaning specified in the Indenture.

         "Receivable" means each motor vehicle retail installment sales contract transferred by the Depositor to the Issuer hereunder on the Closing Date or on a Subsequent Transfer Date pursuant to the related Second-Tier Subsequent Assignment, and all rights and obligations thereunder.

         "Receivable Files" has the meaning specified in Section 2.05.

         "Receivables Purchase Agreement" means the receivables purchase agreement, dated as of December 1, 2005, between the Seller and PASS.

         "Recoveries" means, with respect to any Collection Period following the Collection Period in which a Receivable became a Defaulted Receivable, all amounts received by the Servicer with respect to such Defaulted Receivable during such Collection Period, net of the sum of (i) any amount required by law to be remitted to the related Obligor and (ii) any expenses incurred by the Servicer in connection with collection of such Receivable and the repossession and disposition of the related Financed Vehicle (to the extent not previously reimbursed).

         "Regular Principal Distributable Amount" has the meaning specified in the Indenture.

         "Representative" means Wachovia Capital Markets, LLC, as representative of the Underwriters.

         "Required Payment Amount" has, with respect to each Distribution Date, the meaning specified in Section 4.06(a)(viii).

         "Required Rating" means, with respect to any entity, the short-term credit rating of the related entity is at least equal to "Prime-1" by Moody's and "A-1+" by Standard & Poor's.

         "Required Reserve Fund Amount" means, for any Distribution Date, an amount equal to 0.50% of the Cutoff Date Pool Balance; provided, however, that the Required Reserve Fund Amount (i) may not exceed the Note Balance and (ii) will be zero if the Pool Balance as of the last day of the related Collection Period is zero.

         "Reserve Fund" means the account designated as such, and established and maintained pursuant to Section 4.07.

         "Reserve Fund Amount" means, with respect to any Distribution Date, the amount on deposit in and available for withdrawal from the Reserve Fund on such Distribution Date (after giving effect to all deposits to and withdrawals from the Reserve Fund on such Distribution Date), including all interest and other investment earnings (net of losses and investment expenses) earned on such amount during the related Collection Period.

         "Reserve Fund Deficiency" has the meaning specified in Section 4.06(b)(iii).

         "Reserve Fund Draw Amount" has the meaning specified in Section 4.06(b)(i).

         "Reserve Fund Initial Deposit" means an amount equal to $7,852,467.

         "Reserve Fund Property" has the meaning specified in Section 4.07(a).

         "Reserve Fund Subsequent Deposit" means, with respect to any Subsequent Receivables transferred to the Trust on a Subsequent Transfer Date, an amount equal to 0.50% of the aggregate principal balance of such Subsequent Receivables as of the related Subsequent Cutoff Date.

         "Responsible Officer" means, in the case of (i) the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any principal, managing director, president, Vice President, assistant treasurer, assistant secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and
(ii) the Owner Trustee, any officer in the Corporate Trust Administration department of the Owner Trustee with direct responsibility for the administration of the Issuer and, with respect to a particular corporate trust matter, any other officer of the Owner Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Schedule of Initial Receivables" means the Schedule of Receivables attached as Schedule A to the Receivables Purchase Agreement, reflecting the Receivables transferred on the Closing Date.

         "Schedule of Receivables" means the schedule of Receivables attached as Schedule A to the Receivables Purchase Agreement, which may include, as the context requires, the Schedule of Initial Receivables, as supplemented by one or more Schedules of Subsequent Receivables.

         "Schedule of Subsequent Receivables" means any list of Subsequent Receivables attached as Schedule A to the related First-Tier Subsequent Assignment.

         "Second-Tier Subsequent Assignment" means a second tier subsequent assignment, dated as of the date of the related First-Tier Subsequent Assignment, between the Depositor and the Issuer, in substantially the form of Exhibit D hereto.

         "Secondary Principal Distributable Amount" has the meaning specified in the Indenture.

         "Securities Act" means the Securities Act of 1933.

         "Securitization Trust" has the meaning specified in Section
5.03(b)(ii).

         "Security" means a Note or a Certificate, as the case may be.

         "Security Entitlement" has the meaning specified in Section 8-102(a)(17) of the UCC.

         "Securityholders" means the Noteholders and the Certificateholders.

         "Seller" has the meaning specified in the Receivables Purchase
Agreement.

         "Sequential Payment Trigger" has the meaning specified in the Indenture.

         "Servicer" means Wachovia Bank, in its capacity as servicer of the Receivables under this Agreement, and its successors in such capacity.

         "Servicer's Certificate" means an Officer's Certificate signed by a Servicing Officer of the Servicer delivered pursuant to Section 3.10, substantially in the form of Exhibit C.

         "Servicer Termination Event" has the meaning specified in Section
7.01.

         "Servicer Termination Notice" has the meaning specified in Section
7.01.

         "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers attached to an Officer's Certificate furnished on the Closing Date to the Trustees by the Servicer, as such list may be amended from time to time by the Servicer in writing.

         "Servicing Rate" means 1.00% per annum.

         "Simple Interest Method" means the method of allocating a fixed level payment between principal and interest, pursuant to which a portion of such payment is allocated to interest in an amount equal to the product of the Contract Rate of the related Receivable multiplied by the unpaid Principal Balance of such Receivable multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the applicable calendar month and a 365-day year) elapsed since the preceding payment was made and the remainder of such payment is allocated to principal.

         "Simple Interest Receivable" means any Receivable under which each payment is allocated between principal and interest in accordance with the Simple Interest Method.

         "Standard & Poor's" has the meaning specified in the Indenture.

         "State" has the meaning specified in the Indenture.

         "Subsequent Cutoff Date" means, with respect to the Subsequent Receivables, the close of business on the date specified by the Depositor in the Second-Tier Subsequent Assignment for the related Subsequent Transfer Date.

         "Subsequent Receivable" means Receivables described in a Schedule of Subsequent Receivables (an identical copy of which is attached as Schedule A to the related Second-Tier Subsequent Assignment) and transferred by the Depositor to the Issuer on a Subsequent Transfer Date.

         "Subsequent Transfer Date" means, with respect to any Subsequent Receivable, the Business Day, occurring on or before the last day of the Pre-Funding Period, on which the related Second-Tier Subsequent Assignment is executed and delivered and such Subsequent Receivable is transferred to the Issuer.

         "Subsequent Transfer Documents" means each First-Tier Subsequent Assignment, Second-Tier Subsequent Assignment and, if required, each Third-Tier Subsequent Assignment.

         "Successor Servicer" means any entity appointed as a successor to the Servicer pursuant to Section 7.02.

         "Supplemental Servicing Fee" means the sum of (i) all extension fees charged in connection with extensions of Receivables, (ii) any administration fees and charges and all late payment fees and prepayment fees actually collected (from whatever source) on the Receivables and (iii) in the event that collections on or in respect of the Receivable are permitted to be deposited by the Servicer into the Collection Account on a monthly basis pursuant to Section 4.02, all investment earnings on funds on deposit in the Collection Account.

         "Third-Tier Subsequent Assignment" means a third tier subsequent assignment, dated as of the date of the related First-Tier Subsequent Assignment, between the Issuer and the Indenture Trustee.

         "Total Servicing Fee" means, for any Collection Period and the related Distribution Date, the sum of (i) the Monthly Servicing Fee for such Collection Period and (ii) all accrued but unpaid Monthly Servicing Fees for one or more prior Collection Periods.

         "Total Trustee Fees" has the meaning specified in the Indenture.

         "Transition Costs" means the reasonable costs and expenses (including reasonable attorneys' fees but excluding overhead) incurred or payable by the Successor Servicer in connection with the transfer of servicing (whether due to termination, resignation or otherwise), including allowable compensation of employees and overhead costs incurred or payable in connection with the transfer of the Receivable Files or any amendment to this Agreement required in connection with the transfer of servicing.

         "Trust Agreement" means the amended and restated trust agreement, dated as of December 1, 2005, between the Depositor and the Owner Trustee.

         "Trust Fees and Expenses" means all accrued and unpaid fees of the Trustees and the Paying Agent, any amounts due to the Trustees or the Paying Agent for reimbursement of expenses or in respect of indemnification and other administrative fees of the Issuer.

         "Trust Property" means, as of any date, the Initial Receivables and other property related thereto sold, transferred, assigned and conveyed to the Issuer pursuant to Section 2.01(a), together with the Subsequent Receivables and other property related thereto sold, transferred, assigned and conveyed to the Issuer pursuant to Section 2.01(b), on or prior to such date pursuant to a Second-Tier Subsequent Assignment.

         "Trustees" has the meaning specified in the Indenture.

         "UCC" has the meaning specified in the Indenture.

         "Underwriters" means the underwriters named in Schedule A to the Underwriting Agreement.

         "Underwriting Agreement" means the underwriting agreement, dated November 30, 2005, between PASS and the Representative, relating to the purchase of the Class A Notes by the Underwriters from PASS.

         "United States" has the meaning specified in the Indenture.

         "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President", who is a duly elected officer of such Person.

         "Wachovia Bank" means Wachovia Bank, National Association.

         "Yield Supplement Account" means the account designated as such, and established and maintained pursuant to Section 4.01(a).

         "Yield Supplement Account Amount" means, with respect to any Distribution Date, the amount listed below for that Distribution Date or to the extent any Yield Supplement Account Subsequent Deposits are made to the Yield Supplement Account in connection with a transfer of Subsequent Receivables to the Issuer, the amount listed below plus the portion of any such Yield Supplement Account Subsequent Deposits related to such Distribution Date.

                                                                    Yield                                   Yield
                           Yield                                 Supplement                               Supplement
                         Supplement                                Account                                 Account
  Distribution Date    Account Amount      Distribution Date       Amount           Distribution Date       Amount
  -----------------    --------------      -----------------     ----------         -----------------     ----------

Closing Date            $12,754,039       January 2008          $3,966,378        February 2010            $270,536
January 2006            $12,306,908       February 2008         $3,721,496        March 2010               $220,385
February 2006           $11,867,493       March 2008            $3,485,025        April 2010               $177,153
March 2006              $11,435,828       April 2008            $3,256,994        May 2010                 $140,807
April 2006              $11,011,948       May 2008              $3,037,426        June 2010                $110,629
May 2006                $10,595,886       June 2008             $2,826,247        July 2010                 $86,051
June 2006               $10,187,679       July 2008             $2,623,377        August 2010               $66,544
July 2006                $9,787,360       August 2008           $2,428,769        September 2010            $51,293
August 2006              $9,394,964       September 2008        $2,242,337        October 2010              $39,306
September 2006           $9,010,524       October 2008          $2,063,966        November 2010             $29,814
October 2006             $8,634,072       November 2008         $1,893,574        December 2010             $22,378
November 2006            $8,265,639       December 2008         $1,731,150        January 2011              $16,487
December 2006            $7,905,260       January 2009          $1,576,687        February 2011             $11,706



                                      16



January 2007             $7,552,965       February 2009         $1,430,164        March 2011                 $7,929
February 2007            $7,208,788       March 2009            $1,291,612        April 2011                 $5,086
March 2007               $6,872,765       April 2009            $1,161,052        May 2011                   $3,081
April 2007               $6,544,930       May 2009              $1,038,502        June 2011                  $1,729
May 2007                 $6,225,318       June 2009               $923,789        July 2011                    $871
June 2007                $5,913,951       July 2009               $816,758        August 2011                  $388
July 2007                $5,610,842       August 2009             $717,281        September 2011               $164
August 2007              $5,316,008       September 2009          $625,214        October 2011                  $66
September 2007           $5,029,459       October 2009            $540,333        November 2011                 $18
October 2007             $4,751,202       November 2009           $462,465        On and after
                                                                                  December
November 2007            $4,481,256       December 2009           $391,562        2011                           $0
December 2007            $4,219,639       January 2010            $327,597



         "Yield Supplement Account Draw Amount" means, with respect to any Distribution Date, the amount equal to the difference between (i) the amount on deposit in the Yield Supplement Account and (ii) the Yield Supplement Account Amount for such Distribution Date.

         "Yield Supplement Account Initial Deposit" means $12,754,039.

         "Yield Supplement Account Subsequent Deposit" means a deposit made by the Depositor to the Yield Supplement Account on any Subsequent Transfer Date in an amount required so that, to the extent that more than 10.00% of the related Subsequent Receivables (based on aggregate principal balance) as of the related Subsequent Cutoff Date have Contract Rates less than 6.25%, after giving effect to the supplemental collections provided by the withdrawal of a portion of such deposit on each Distribution Date, the effective Contract Rates of such Subsequent Receivables with Contract Rates less than 6.25% being transferred on such Subsequent Transfer Date shall be approximately 6.25% (assuming that monthly payments on such Subsequent Receivables with Contract Rates less than 6.25% are made according to the terms of such Subsequent Receivables with no prepayments or defaults).

         Section 1.02. Other Definitional Provisions.

         (a) Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         Section 1.03. Interpretive Provisions. With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) references to a Person are also to its successors and permitted assigns; (viii) the words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;
(ix) Section, subsection, Schedule and Exhibit references in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; and (xi) the term "proceeds" has the meaning set forth in the applicable UCC.

                                 ARTICLE TWO

                         CONVEYANCE OF TRUST PROPERTY

         Section 2.01. Conveyance of Trust Property.

         (a) In consideration of the Issuer's delivery to or upon the order of the Depositor on the Closing Date of authenticated Notes, in authorized denominations in an aggregate principal amount equal to the Initial Note Balance, and authenticated Certificates, the Depositor hereby irrevocably sells, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor, whether now owned or existing or hereafter acquired or arising, and wheresoever located, in, to and under the following:

               (i) the Initial Receivables and all amounts due and collected on or in respect of the Initial Receivables (including proceeds of the repurchase of Initial Receivables by the Seller pursuant to
          Section 2.04 or the purchase of Initial Receivables by the Servicer pursuant to Section 3.08 or 8.01) after the Initial Cutoff Date;

               (ii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables and any other interest of the Depositor in such Financed Vehicles;

               (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Initial Receivables, the related Financed Vehicles or the related Obligors;

               (iv) the Receivable Files that relate to the Initial
          Receivables;

               (v) any proceeds of Dealer Recourse that relate to the Initial Receivables;

               (vi) the Collection Account, the Note Payment Account, the Certificate Payment Account, the Yield Supplement Account, the Reserve Fund, the Pre-Funding Account and the Negative Carry Account and all amounts, securities, Financial Assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof;

               (vii) all rights of the Depositor, but none of the obligations, under the Receivables Purchase Agreement, including the right to require the Seller to repurchase Receivables from the Depositor;

               (viii) the right to realize upon any property (including the right to receive future Liquidation Proceeds and Recoveries) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Issuer; and

               (ix) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitutes all or part of, or is included in, the proceeds of any of the foregoing.

         (b) Subject to the satisfaction of the conditions set forth in
Section 2.01(d), in consideration of the delivery by the Indenture Trustee on or prior to any Subsequent Transfer Date to the Depositor of the amount described in Section 4.08 to be delivered to the Depositor, the Depositor shall, pursuant to a Second-Tier Subsequent Assignment, irrevocably sell, transfer, assign and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor, whether now owned or existing or hereafter acquired or arising, wheresoever located, in, to and under the following:

               (i) the Subsequent Receivables listed on Schedule A to the related Second-Tier Subsequent Assignment and all amounts due and collected on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to Section 2.04 or the purchase of Subsequent Receivables by the Servicer pursuant to Section 3.08 or 8.01) after the related Subsequent Cutoff Date;

               (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles;

               (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed Vehicles or the related Obligors;

               (iv) the Receivable Files that relate to the Subsequent Receivables;

               (v) any proceeds of Dealer Recourse that relate to the Subsequent Receivables;

               (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds and Recoveries) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Issuer;

               (vii) all of the Depositor's rights under the related First-Tier Subsequent Assignment; and

               (viii) all present and future claims, demands, causes of action or choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, notes, drafts, acceptances, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitutes all or part of, or is included in, the proceeds of any of the foregoing.

         (c) The Depositor and the Issuer intend that each transfer of Trust Property contemplated by Section 2.01(a) or 2.01(b) constitute a sale of such Trust Property from the Depositor to the Issuer, conveying good title to the Trust Property free and clear of any Liens and, in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy or similar law, that the Trust Property shall not be part of the Depositor's estate. However, in the event that any such transfer is deemed to be a pledge, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right, title and interest in, to and under such Trust Property, and all proceeds thereof, to secure the payment of the Notes and accrued interest thereon, and in such event, this Agreement shall constitute a security agreement under applicable law.

         (d) The Depositor shall sell, transfer, assign and otherwise convey to the Issuer on any Subsequent Transfer Date the related Subsequent Receivables and the other property and rights related thereto described in
Section 2.01(b) only upon the satisfaction of each of the following conditions on or prior to such Subsequent Transfer Date:

               (i) the Depositor shall have provided the Indenture Trustee, the Owner Trustee and each Rating Agency (A) written notification of the addition of such Subsequent Receivables at least three Business Days prior to the Subsequent Transfer Date and (B) on or prior to the Subsequent Transfer Date, a statement listing the approximate aggregate Principal Balance of such Subsequent Receivables as of the related Subsequent Cutoff Date and any other information reasonably requested by any of the foregoing;

               (ii) the Depositor shall have delivered to each of the Owner Trustee and the Indenture Trustee a duly executed Second-Tier Subsequent Assignment, which shall include a Schedule A attached thereto listing each Subsequent Receivable to be transferred to the Issuer on such Subsequent Transfer Date (and such Schedule A shall be deemed to modify the Schedule of Receivables delivered at the Closing Date and all Schedule As delivered after the Closing Date and prior to such Subsequent Transfer Date);

               (iii) the Depositor shall, to the extent required by Section 4.02, have deposited into the Collection Account all Available Collections in respect of the Subsequent Receivables that are property of the Issuer;

               (iv) as of such Subsequent Transfer Date: (A) the Depositor shall not be insolvent and shall not become insolvent as a result of the transfer of the Subsequent Receivables on such Subsequent Transfer Date, (B) the Depositor shall not intend to incur or believe that it would incur debts that would be beyond the Depositor's ability to pay as such debts matured, (C) such transfer shall not be made by the Depositor with actual intent to hinder, delay or defraud any Person and (D) the assets of the Depositor shall not constitute unreasonably small capital to carry out its business as conducted;

               (v) the Pre-Funding Period shall not have terminated prior to the Subsequent Transfer Date;

               (vi) each of the representations and warranties made by the Depositor in Sections 2.02 and 2.03 of this Agreement and by the Seller pursuant to Sections 3.02 and 3.03 of the Receivables Purchase Agreement, with respect to the Depositor, the Seller or the Subsequent Receivables, as the case may be, shall be true and correct as of the date as of which such representations and warranties are made;

               (vii) the Depositor shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its computer files that the Subsequent Receivables have been sold to the Issuer pursuant to this Agreement and the related Second-Tier Subsequent Assignment and deliver to the Owner Trustee the related Schedule of Subsequent Receivables certified by an officer of the Depositor to be true, correct and complete;

               (viii) the Depositor shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Property and the first priority perfected security interest of the Indenture Trustee in the Collateral;

               (ix) no selection procedures believed by the Depositor to be adverse to the interests of the Issuer or Securityholders shall have been utilized in selecting the Subsequent Receivables;

               (x) the addition of the Subsequent Receivables will not result in a material adverse tax consequence to the Issuer or Securityholders;

               (xi) the Servicer shall have provided to the Issuer and the Indenture Trustee the Officer's Certificate required to be provided by the Servicer pursuant to Section 2.05;

               (xii) pursuant to Section 4.07(a), the applicable Reserve Fund Subsequent Deposit has been deposited into the Reserve Fund;

               (xiii) pursuant to Section 4.01, the applicable Yield Supplement Account Subsequent Deposit has been deposited into the Yield Supplement Account;

               (xiv) the Depositor shall have delivered to the Underwriters and the Rating Agencies Opinions of Counsel relating to the enforceability of the Subsequent Transfer Documents and the security interests of the Issuer and the Indenture Trustee, respectively, in the Subsequent Receivables in substantially the form of the respective Opinions of

          Counsel delivered to the Underwriters and the Rating Agencies regarding such matters pertaining to the Initial Contracts on the Closing Date;

               (xv) all the conditions to the transfer of the Subsequent Receivables by the Seller to the Depositor specified in Section 4.01(b) of the Receivables Purchase Agreement shall be satisfied; and

               (xvi) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition specified in this Section 2.01(d).

         (e) The sales, transfers, assignments and conveyances of Trust Property made under this Section shall not constitute, and is not intended to result in, an assumption by the Issuer of any obligation of the Depositor or the Seller to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any obligation of the Depositor or the Seller under any agreement, document or instrument related thereto.

         (f) Each of the parties hereto intend that the (i) FDIC Rule shall apply to the transactions contemplated by this Agreement and the other Basic Documents and (ii) transactions contemplated by this Agreement and the other Basic Documents, taken as a whole, constitute a "securitization" within the meaning of the FDIC Rule.

         Section 2.02. Representations and Warranties of the Seller as to the Receivables. The Seller has made, under the Receivables Purchase Agreement, each of the representations and warranties as to the Receivables set forth in Exhibit A. The Issuer shall be deemed to have relied on such representations and warranties in accepting the Receivables. The representations and warranties set forth in Exhibit A speak as of the date of execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables or as of the related Subsequent Transfer Date in the case of the related Subsequent Receivables, except to the extent otherwise provided, but shall survive the sale, transfer, assignment and conveyance of the Receivables to the Issuer pursuant to this Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture. Pursuant to
Section 2.01(a), the Depositor has sold, transferred, assigned and otherwise conveyed to the Issuer, as part of the Trust Property, its rights under the Receivables Purchase Agreement, including its right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement upon a breach of the representations and warranties set forth in Exhibit A.

         The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer under this Agreement, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement upon a breach of the representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement and that the Issuer shall not be obligated to enforce any such right indirectly through the Depositor.

         Section 2.03. Representations and Warranties of the Depositor as to the Receivables. The Depositor makes the following representations and warranties as to the Receivables on which the Issuer shall be deemed to have relied in accepting the Receivables. The representations and warranties speak as of the date of execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables or as of the related Subsequent Transfer Date in the case of the related Subsequent Receivables, except to the extent otherwise provided, but shall survive the sale, transfer, assignment and conveyance of the Receivables to the Issuer pursuant to this Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture.

               (a) Title. The Depositor has purchased the Receivables from the Seller. The Depositor intends that each transfer of the Receivables contemplated by Section 2.01 constitute a sale of the Receivables from the Depositor to the Issuer and that the beneficial interest in, and title to, the Receivables not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. The Depositor has not sold, transferred, assigned or pledged any Receivable to any Person other than the Issuer. The Depositor has not created, incurred or suffered to exist any Lien on any Receivable except for the Lien of (i) this Agreement and (ii) Indenture.

               (b) Security Interest Matters. This Agreement creates a valid and continuing "security interest" (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Depositor. The Receivables constitute "tangible chattel paper" (as defined in the UCC). The Depositor owns and has good and marketable title to the Receivables free and clear of any Lien of any Person. The Depositor has caused or will cause prior to the Closing Date (in the case of the Initial Receivables) and prior to each Subsequent Transfer Date (in the case of the related Subsequent Receivables) the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law necessary to perfect the security interest in the Receivables granted to the Issuer under this Agreement. Other than the security interest granted to the Issuer under this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer under this Agreement or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor. The security interest of the Seller in each Financed Vehicle has been validly assigned by the Depositor to the Issuer.

               (c) Financing Statements. All financing statements filed or to be filed against the Depositor in favor of the Indenture Trustee (as assignee of the Issuer) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee".

               (d) No Transfer Restrictions. The Depositor has not created, incurred or suffered to exist any restriction on transferability of the Receivables except for the restrictions on transferability imposed by this Agreement. The transfer of the Receivables and the Receivable Files by the Depositor to the Issuer pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         Section 2.04. Repurchase of Receivables Upon Breach. The Depositor, the Seller, the Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach or failure to be true of the representations and warranties set forth in Exhibit A. If such breach or failure shall not have been cured by the close of business on the last day of the Collection Period which includes the 30th day after the date on which the Seller becomes aware of, or receives written notice from the Depositor, the Servicer or the Owner Trustee of, such breach or failure, and such breach or failure materially and adversely affects the interest of the Issuer in a Receivable, the Seller shall repurchase such Receivable from the Issuer on the Distribution Date immediately following such Collection Period. In consideration of the repurchase of a Receivable hereunder, the Seller shall remit the Purchase Amount of such Receivable in the manner specified in
Section 4.05. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders with respect to a breach or failure to be true of the representations and warranties set forth in Exhibit A shall be to require the Seller to repurchase Receivables pursuant to this Section or Section 3.03(c) of the Receivables Purchase Agreement. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section or the eligibility of any Receivable for purposes of this Agreement.

         Section 2.05. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer as its agent, and the Servicer hereby accepts such appointment, to act as custodian on behalf of the Issuer and the Indenture Trustee of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee (or, in the case of the Subsequent Receivables, will be constructively delivered to the Indenture Trustee on the related Subsequent Transfer Date), as pledgee of the Trust Property pursuant to the Indenture with respect to each Receivable (collectively, a "Receivable File"):

               (a) the fully executed original of the Receivable;

               (b) the original (or image of the original) credit application with respect to such Receivable fully executed by the related Obligor or a photocopy thereof or a record thereof on a computer file or disc or on microfiche;

               (c) the original certificate of title for the related Financed Vehicle (or evidence that such certificate of title has been applied for) or such other documents that the Seller or the Servicer shall keep on file, in accordance with its customary practices and procedures, evidencing the security interest of the Seller in such Financed Vehicle;

               (d) documents evidencing the commitment of the related Obligor to maintain physical damage insurance covering the related Financed Vehicle; and

               (e) any and all other documents (including any computer file or disc or microfiche) that the Seller or the Servicer shall keep on file, in accordance with its customary practices and procedures, relating to the Receivable, the related Obligor or the related Financed Vehicle.

         On the Closing Date (with respect to the Initial Receivables) and each Subsequent Transfer Date (with respect to the Subsequent Receivables), the Servicer shall deliver an Officer's Certificate to the Issuer and the Indenture Trustee confirming that the Servicer has received, on behalf of the Issuer and the Indenture Trustee, all the documents and instruments necessary for the Servicer to act as the agent of the Issuer and the Indenture Trustee for the purposes set forth in this Section, including the documents referred to herein, and the Issuer and the Trustees are hereby authorized to rely on such Officer's Certificate. In addition, within 180 days after (i) the Closing Date (in the case of the Initial Receivables) and (ii) each Subsequent Transfer Date (in the case of the related Subsequent Receivables), the Servicer shall deliver to the Issuer and the Indenture Trustee an Officer's Certificate certifying that the Servicer has received the original certificate of title for each Financed Vehicle except each Financed Vehicle securing an outstanding Receivable for which the Servicer has not received the original certificate of title as shall be identified in such Officer's Certificate (and indicating whether such Financed Vehicle is subject to a certificate of title statute or motor vehicle registration law that requires that the original certificate of title for such Financed Vehicle be delivered to the Seller).

         Section 2.06. Duties of Servicer as Custodian.

         (a) Safekeeping. The Servicer, in its capacity as custodian, shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Servicer and the Issuer to comply with this Agreement and the Indenture Trustee to comply with the Indenture. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that it exercises with respect to the files of comparable motor vehicle installment sale contracts that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, in accordance with its customary practices and procedures, periodic examinations of the files of all receivables owned or serviced by it which shall include the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Trustees any failure on its part to hold the Receivable Files and to maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review of the Receivable Files by the Issuer or the Trustees, and none of the Issuer or either Trustee shall be liable or responsible for any action or failure to act by the Servicer in its capacity as custodian hereunder.

         (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of the locations specified in Schedule A or at such other location as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Servicer may temporarily move individual Receivable Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures. The Servicer shall make available to the Issuer and the Indenture Trustee or its duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files, the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer and the Indenture Trustee shall reasonably request.

         (c) Release of Documents. As soon as practicable after receiving written instructions from the Indenture Trustee, the Servicer shall release any document in the Receivable Files to the Indenture Trustee or its agent or designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate. The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee to return any document or any delay in so doing.

         (d) Title to Receivables. The Servicer shall not at any time have, or in any way attempt to assert, any interest in any Receivable held by it as custodian hereunder or in the related Receivable File, other than for collecting or enforcing such Receivable for the benefit of the Issuer. The entire equitable interest in such Receivable and the related Receivable File shall at all times be vested in the Issuer.

         Section 2.07. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee. A certified copy of excerpts of authorizing resolutions of the board of directors of the Indenture Trustee shall constitute conclusive evidence of the authority of any such Responsible Officer to act and shall be considered in full force and effect until receipt by the Servicer of written notice to the contrary given by the Indenture Trustee.

         Section 2.08. Indemnification by Custodian. The Servicer, in its capacity as custodian of the Receivable Files, shall indemnify and hold harmless the Issuer, the Trustees and each of their respective officers, directors, employees and agents from and against any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including reasonable legal fees, if any) of any kind whatsoever that may be imposed on, incurred or asserted against the Issuer, the Trustees and each of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody of the Receivable Files by the Servicer, as custodian; provided, however, that the Servicer shall not be liable for any portion of any such liabilities, obligations, losses, compensatory damages, payments, costs or expenses resulting from the willful misfeasance, bad faith or negligence of either Trustee.

         Section 2.09. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Initial Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If the Servicer shall resign as Servicer under Section 6.05, or if all of the rights and obligations of the Servicer shall have been terminated under Section 7.01, the appointment of the Servicer as custodian hereunder may be terminated by (i) the Issuer, with the consent of the Indenture Trustee,
(ii) Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class or, if the Notes have been paid in full, by Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest or (iii) the Owner Trustee, with the consent of Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class, in each case by notice then given in writing to the Depositor and the Servicer (with a copy to the Trustees if given by the Noteholders or the Certificateholders). As soon as practicable after any termination of such appointment, the Servicer shall deliver, or cause to be delivered, the Receivable Files and the related accounts and records maintained by the Servicer to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place as the Indenture Trustee may reasonably designate or, if the Notes have been paid in full, at such place as the Owner Trustee may reasonably designate.

                                ARTICLE THREE

              ADMINISTRATION AND SERVICING OF THE TRUST PROPERTY

         Section 3.01. Duties of Servicer. The Servicer, acting alone or through one or more subservicers to the extent permitted hereunder, for the benefit of the Issuer, shall manage, service, administer and make collections on the Receivables with reasonable care but in no event less than the care that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors or by federal, State or local government authorities with respect to the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors in accordance with its customary practices, policing the collateral, accounting for collections and furnishing monthly and annual statements to the Trustees with respect to distributions, providing collection and repossession services in the event of Obligor default, generating federal income tax information and performing the other duties specified herein. The Servicer shall have full power and authority to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Issuer, the Paying Agent and the Indenture Trustee for the performance of its duties and obligations hereunder. Subject to the foregoing and to Section 3.02, the Servicer shall follow its customary standards, policies, practices and procedures in performing its duties hereunder as Servicer. Without limiting the generality of the foregoing, the Servicer shall be authorized and empowered to execute and deliver, on behalf of itself, the Depositor, the Issuer, the Trustees, the Securityholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Receivables and the Financed Vehicles.

         The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding to enforce a Receivable pursuant to
Section 3.04 or to commence or participate in a legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, including a Defaulted Receivable. If the Servicer commences or participates in such a legal proceeding in its own name, the Issuer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection on behalf of the party retaining an interest in such Receivable, such Receivable and the other property conveyed to the Issuer pursuant to Section 2.01 with respect to such Receivable to the Servicer for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the grounds that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and written direction, take steps to enforce such Receivable, including bringing suit in the Servicer's or the Issuer's name or the name of the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders or any of them.

         The Owner Trustee, on behalf of the Issuer, shall furnish the Servicer with any powers of attorney and other documents and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, shall obtain on behalf of the Issuer or the Owner Trustee all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer or the Owner Trustee in connection with ownership of the Receivables and shall make all filings and pay all fees as may be required in connection therewith during the term of this Agreement. The Servicer shall, or cause the Administrator to, prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

         Section 3.02. Subservicers. The Servicer may enter into subservicing agreements with one or more subservicers approved by the Indenture Trustee for the servicing and administration of certain of the Receivables (including holding the related Receivable Files as custodian). The Servicer shall notify each Rating Agency promptly if a subservicer is hired. References herein to actions taken or to be taken by the Servicer in servicing the Receivables include actions taken or to be taken by a subservicer on behalf of the Servicer. Each subservicing agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Servicer and the subservicer have agreed. With the approval of the Servicer, a subservicer may delegate its servicing obligations to third-party servicers, but such subservicer will remain obligated under the related subservicing agreement. The Servicer and a subservicer may enter into amendments thereto or different forms of subservicing agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of the Securityholders hereunder.

         The Servicer shall be entitled to terminate any subservicing agreement that may exist in accordance with the terms and conditions of such subservicing agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any subservicing agreement by the Servicer or the related subservicer, the Servicer shall either act directly as servicer of the related Receivable or enter into a subservicing agreement with a successor subservicer approved by the Indenture Trustee which will be bound by the terms of the related subservicing agreement.

         Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a subservicer or reference to actions taken through such Persons or otherwise, the Servicer shall remain obligated and liable to the Indenture Trustee, the Owner Trustee, the Issuer and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from a subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Receivables involving a subservicer or an Affiliate of the Servicer in its capacity as such, and not as an originator of Receivables, shall be deemed to be between the subservicer or such Affiliate, as the case may be, and the Servicer alone, and none of



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the Indenture Trustee, the Owner Trustee, the Issuer, the Noteholders nor the
Certificateholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the subservicer except as set forth in the immediately succeeding paragraph.

         In the event the Servicer shall for any reason no longer be acting as servicer under this Agreement (including by reason of termination of the Servicer following the occurrence of a Servicer Termination Event), the Indenture Trustee or its designee may, at the sole discretion of the Indenture Trustee, thereupon assume all of the rights and obligations of such Servicer under each subservicing agreement selected by the Indenture Trustee in its sole discretion. In such event, the Indenture Trustee, its designee or such other Successor Servicer that is appointed pursuant to Section 7.02 and assumes the obligations and duties of the Servicer under this Agreement shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement. The Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each such subservicing agreement and the Receivables then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

         The Servicer, each subservicer and any Successor Servicer shall at all times comply with all applicable federal, State and local laws, rules, regulations and ordinances governing or relating to the privacy rights of the Obligors in connection with its performance of its duties under this Agreement, including the Gramm-Leach-Bliley Act. The Servicer, each subservicer and any Successor Servicer shall implement such physical and other security measures as shall be necessary to (i) ensure the security and confidentiality of the "nonpublic personal information" of each Obligor, (ii) protect against any threats or hazards to the security and integrity of such nonpublic personal information and (iii) protect against any unauthorized access to or use of such nonpublic personal information.

         In those cases where a subservicer is servicing a Receivable pursuant to a subservicing agreement, the Servicer shall cause the subservicer to remit to the Servicer for deposit in the Collection Account, on a daily basis, within two Business Days after receipt by the subservicer, all proceeds of the Receivables and all Available Collections received by the subservicer.

         Section 3.03. Collection of Receivable Payments; Modification of Receivables. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and otherwise act with respect to the Receivables and the other Trust Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Issuer with respect thereto and in accordance with the standard of care required by Section 3.01. The Servicer shall allocate collections on or in respect of the Receivables between principal and interest in accordance with the Simple Interest Method and the customary servicing practices and procedures it follows with respect to all comparable motor vehicle retail installment sale contracts that it services for itself or others. The Servicer shall not increase or decrease the number or amount of any Monthly Payment, the Amount Financed under any Receivable or the Contract Rate of any Receivable, or



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


extend, rewrite or otherwise modify the payment terms of any Receivable; provided, however, that the Servicer may extend the due date for one or more payments due on any Receivable for credit-related reasons that would be acceptable to the Servicer with respect to comparable motor vehicle retail installment sale contracts that it services for itself or others and in accordance with its customary standards, policies, practices and procedures if the cumulative extensions with respect to any Receivable shall not cause the term of such Receivable to extend beyond the last day of the Collection Period relating to the Class B Final Scheduled Distribution Date. If the Servicer fails to comply with the provisions of the preceding sentence, the Servicer shall be required to purchase each Receivable affected thereby for the related Purchase Amount, in the manner specified in Section 3.08, as of the close of business on the last day of the Collection Period which includes the 30th day after the Servicer becomes aware of such failure. The Servicer may, in its discretion (but only in accordance with its customary standards, policies, practices and procedures), waive any late payment charge or any other fee that may be collected in the ordinary course of servicing a Receivable. In addition, in the event that any such extension of a Receivable modifies the terms of such Receivable in such a manner as to constitute a cancellation of such Receivable and the creation of a new motor vehicle receivable that results in a deemed exchange thereof within the meaning of Section 1001 of the Code, the Servicer shall purchase such Receivable pursuant to Section 3.08, and the Receivable created shall not be included in the Trust Property.

         Section 3.04. Realization Upon Receivables.

         (a) The Servicer shall use commercially reasonable efforts on behalf of the Issuer, in accordance with the standard of care required under Section 3.01, to repossess or otherwise convert the ownership of each Financed Vehicle securing a Defaulted Receivable. In taking such action, the Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of comparable motor vehicle installment sale contracts, and as are otherwise consistent with the standard of care required under Section 3.01. The Servicer shall be entitled to recover all reasonable expenses incurred by it with respect to realizing on a Defaulted Receivable, including such expenses incurred in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle and any deficiency amount obtained from the Obligor. The foregoing is subject to the proviso that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair or repossession shall increase the Liquidation Proceeds or Recoveries of the related Receivable.

         (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement, the act of commencement shall be deemed to be an automatic assignment from the Issuer to the Servicer of the rights of recourse under such Dealer Agreement. If, however, in any enforcement suit or legal proceeding, it is held that the Servicer may not enforce a Dealer Agreement on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, the Owner Trustee, at the Servicer's expense and direction, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement, including bringing suit in its name or the names of the Indenture Trustee, the Securityholders or any of them.

         Section 3.05. Maintenance of Physical Damage Insurance Policies. The Servicer shall follow its customary practices and procedures to determine whether or not each Obligor shall have maintained physical damage insurance covering the related Financed Vehicle. In the event that the Servicer has determined that an Obligor fails to maintain the required insurance, the Servicer shall treat the Obligor as being in default under the related Receivable.

         Section 3.06. Maintenance of Security Interests in Financed Vehicles. The Servicer shall take such steps, in accordance with the standard of care required under Section 3.01, as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer, and the Servicer hereby agrees, to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event the Servicer receives notice of, or otherwise has actual knowledge of, the fact that such security interest is not perfected as a result of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, to grant to the Issuer a first priority perfected security interest in the related Financed Vehicle, the Servicer hereby agrees to serve as the agent of the Issuer for the purpose of perfecting the security interest of the Issuer in such Financed Vehicle and agrees that the Servicer's listing as the secured party on the certificate of title is solely in its capacity as agent of the Issuer. The Servicer shall not release, in whole or in part, any security interest in a Financed Vehicle created by the related Receivable except as permitted herein or in accordance with its customary standards, policies, practices and procedures.

         Section 3.07. Covenants of Servicer. The Servicer makes the following covenants:

               (a) Liens in Force. Except upon the payment in full of a Receivable or as otherwise contemplated by this Agreement or applicable law, the Servicer shall not release in whole or in part any Financed Vehicle from the security interest securing the related Receivable.

               (b) No Impairment. The Servicer shall not impair in any material respect the rights of the Depositor, the Issuer, the Trustees or the Securityholders in the Receivables or, except as permitted under Section 3.03, otherwise amend or alter the terms of the Receivables and as a result of such amendment or modification or alteration, the interests of the Depositor, the Issuer, the Trustees or the Securityholder would be materially adversely affected.

               (c) Schedule of Receivables to Indenture Trustee. The Servicer shall on or before the Closing Date (and, at any time thereafter, upon the request of the Indenture Trustee) deliver to the Indenture Trustee a copy of the Schedule of Receivables.

         Section 3.08. Purchase of Receivables Upon Breach. The Depositor, the Seller, the Servicer or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of Section 3.03, 3.06 or 3.07. If such breach shall not have been cured by the close of business on the last day of the Collection Period which includes the 30th day after the date on which the Servicer becomes aware of, or receives written notice from the Depositor, the Seller, or the

Owner Trustee of, such breach, and such breach materially and adversely affects the interest of the Issuer in a Receivable, the Servicer shall purchase such Receivable from the Issuer on the related Deposit Date; provided, however, that, with respect to a breach of Section 3.03, the Servicer shall purchase the affected Receivable from the Issuer at the end of the Collection Period in which such breach occurs. In consideration of the purchase of a Receivable hereunder, the Servicer shall remit the related Purchase Amount of such Receivable to the Collection Account in the manner specified in Section 4.05. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders with respect to a breach of Section 3.03, 3.06 or 3.07 shall be to require the Servicer to purchase Receivables pursuant to this Section. Neither the Owner Trustee nor the Indenture Trustee shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

         Section 3.09. Servicing Compensation; Payment of Certain Expenses by Servicer. The Servicer shall receive the Monthly Servicing Fee for servicing the Receivables. The Monthly Servicing Fee for any Collection Period shall equal the product of one-twelfth of the Servicing Rate and the Pool Balance as of the first day of such Collection Period (or, in the case of the initial Collection Period, the Pool Balance as of the Initial Cutoff Date). As additional servicing compensation, the Servicer shall be entitled to receive or retain the Supplemental Servicing Fee. The Servicer shall pay all expenses incurred by it in connection with the activities under this Agreement (including fees and expenses of the Trustees and the Paying Agent, the Independent accountants and any subservicer, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Securityholders and all other fees and expenses not expressly stated under this Agreement to be for the account of the Securityholders), except expenses incurred in realizing upon Receivables under Section 3.04.

         Section 3.10. Servicer's Certificate. On or before each Determination Date, the Servicer shall deliver to the Depositor, the Seller, the Trustees, each Paying Agent and each Rating Agency a Servicer's Certificate containing all information necessary to make the transfers and distributions required by Sections 4.05, 4.06, 4.07 and 4.08 in respect of the related Collection Period on the related Distribution Date and all information necessary for the Trustees or Paying Agent, as applicable, to send statements to Securityholders pursuant to Section 4.12 and pursuant to Section 6.06 of the Indenture. The Servicer shall also specify to the Trustees, no later than the Determination Date following the last day of a Collection Period as of which the Seller shall separately identify (by account number) in a written notice to the Depositor and the Trustees, the Receivables to be repurchased by the Seller or purchased by the Servicer, as the case may be, on the related Deposit Date and, upon request of one of the foregoing parties, each Receivable that became a Defaulted Receivable during the related Collection Period. The Servicer shall deliver to the Rating Agencies any information, to the extent that it is available to the Servicer, that the Rating Agencies reasonably request in order to monitor the Issuer.

         Section 3.11. Annual Statement as to Compliance; Notice of Default.

         (a) The Servicer shall deliver to the Depositor, the Trustees and each Rating Agency, within 90 days after each year end, beginning with the first year end that is at least four months after the Closing Date, an Officer's Certificate of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period ended December 31 (or, if applicable, such shorter period in the case of the first such Officer's Certificate) and of its performance under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Notwithstanding the foregoing, to the extent that Regulation AB under the Securities Act requires the delivery by the Servicer of an annual report on an assessment of servicing compliance on the basis of detailed servicing criteria or other report, the delivery of a copy of such report to the Depositor, the Trustees and each Rating Agency shall be deemed to satisfy the provisions of this subsection.

         (b) The Servicer shall deliver to the Depositor, the Trustees and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying any event which constitutes or, with the giving of notice or lapse of time, or both, would become, a Servicer Termination Event.

         Section 3.12. Annual Accountants' Report. The Servicer shall cause a firm of Independent certified public accountants (who may also render other services to the Servicer or to the Depositor or their respective Affiliates) to deliver to the Depositor and the Trustees within 90 days after each year end, beginning with the first year end that is at least four months after the Closing Date, a report with respect to the preceding 12-month period ended December 31 (or, if applicable, such shorter period in the case of the first such report) or other report to the effect that such accountants have examined, on a test basis, evidence of the Servicer's compliance with the covenants and conditions set forth in this Agreement. The report will express an opinion on the Servicer's assertion that the Servicer complied in all material respects with the aforementioned covenants and conditions is fairly stated, in all material respects or the reason why such an opinion cannot be expressed. Such report shall also indicate that the firm is Independent with respect to the Depositor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants. Notwithstanding the foregoing, to the extent that Regulation AB under the Securities Act requires the delivery of an annual attestation of a firm of Independent public accountants with respect to the assessment of servicing compliance with specified servicing criteria by the Servicer stating, among other things, that the Servicer's assertion of compliance with the specified servicing criteria is fairly stated in all material respects, or the reason why such an opinion cannot be expressed, the delivery of a copy of such attestation to the Depositor and the Trustees shall be deemed to satisfy the provisions of this Section.

         Section 3.13. Access to Certain Documentation and Information Regarding Receivables. Subject to Section 2.06(b), the Servicer shall provide the Depositor, the Trustees and the Securityholders with access to the Receivables Files in the cases where the related Trustee or such Securityholder is required by applicable statutes or regulations to have access to such documentation. Such access shall be afforded without charge but only upon reasonable request and during normal business hours which does not unreasonably interfere with the normal operations or customer or employee relations of the Servicer, at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this

Section. Each Securityholder, by its acceptance of the related Security or a beneficial interest therein, shall be deemed to have agreed to keep any information obtained by it pursuant to this Section confidential, except as may be required by applicable law.

         Section 3.14. Reports to the Commission. The Servicer shall, on behalf of the Issuer, cause to be filed with the Commission any periodic reports required to be filed under the provisions of the Exchange Act, and the rules and regulations of the Commission thereunder. The Depositor shall, at its expense, cooperate in any reasonable request made by the Servicer in connection with such filings.

         Section 3.15. Reports to Rating Agencies. The Servicer shall deliver to each Rating Agency, at such address as such Rating Agency may request, a copy of all reports or notices furnished or delivered pursuant to this Article and a copy of any amendments, supplements or modifications to this Agreement and any other information reasonably requested by such Rating Agency to monitor this transaction.



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


                                 ARTICLE FOUR

                         DISTRIBUTIONS; RESERVE FUND;
                         STATEMENTS TO SECURITYHOLDERS

         Section 4.01. Establishment of Accounts.

         (a) Wachovia Bank (as Servicer hereunder and as Securities Intermediary under the Control Agreement) shall establish, on or before the Closing Date, and maintain an Eligible Deposit Account in the name of the Indenture Trustee at an Eligible Institution (which shall initially be Wachovia Bank) for the benefit of (i) the Securityholders, the Servicer, the Trustees and the Paying Agent, designated as the "Wachovia Auto Owner Trust 2005-B Collection Account, U.S. Bank National Association, Indenture Trustee" (the "Collection Account"), (ii) the Noteholders, the Servicer, the Trustees and the Paying Agent, designated as the "Wachovia Auto Owner Trust 2005-B Note Payment Account, U.S. Bank National Association, Indenture Trustee" (the "Note Payment Account"), (iii) the Securityholders, designated as the "Wachovia Auto Owner Trust 2005-B Yield Supplement Account, U.S. Bank National Association, Indenture Trustee" (the "Yield Supplement Account"), (iv) the Securityholders, designated as the "Wachovia Auto Owner Trust 2005-B Pre-Funding Account, U.S. Bank National Association, Indenture Trustee" (the "Pre-Funding Account") and
(v) the Securityholders, designated as the "Wachovia Auto Owner Trust 2005-B Negative Carry Account, U.S. Bank National Association, Indenture Trustee" (the "Negative Carry Account"), in each case bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the related Persons. On the Closing Date, the Depositor shall deposit the Yield Supplement Account Initial Deposit into the Yield Supplement Account, the Pre-Funding Account Initial Deposit into the Pre-Funding Account and the Maximum Negative Carry Amount into the Negative Carry Account from the net proceeds of the sale of the Notes. On each Subsequent Transfer Date, as a condition precedent to the acquisition of any Subsequent Receivables on such Subsequent Transfer Date, the Depositor shall deposit the Yield Supplement Account Subsequent Deposit, if any, into the Yield Supplement Account. The Collection Account, the Note Payment Account, the Yield Supplement Account, the Pre-Funding Account and the Negative Carry Account shall be under the sole dominion and control of the Indenture Trustee; provided, however, that the Servicer may direct the Paying Agent or the Indenture Trustee in writing to make deposits to and withdrawals from such Accounts in accordance with this Agreement and the other Basic Documents. All monies deposited from time to time in the Collection Account, the Note Payment Account, the Yield Supplement Account, the Pre-Funding Account and the Negative Carry Account shall be held by the Indenture Trustee or the Paying Agent as part of the Trust Property, and all deposits to and withdrawals therefrom shall be made only upon the terms and conditions of the Basic Documents.

         (b) If the Servicer is required to remit collections on a daily basis pursuant to the first sentence of Section 4.02, all interest and other income (net of losses and investment expenses) on funds on deposit in the Accounts shall be retained on deposit in the related Account. In the event that the Servicer is permitted to remit collections on a monthly basis pursuant to
Section 4.02, all interest and other income (net of losses and investment expenses) on funds on deposit in (A) the Collection Account shall be payable to the Servicer as part of the Supplemental Servicing Fee and (B) all other Accounts shall be retained on deposit therein.

         (c) The Servicer shall establish, on or before the Closing Date, and maintain in the name of the Owner Trustee at an Eligible Institution (which shall initially be Wachovia Bank) a segregated trust account designated as the "Wachovia Auto Owner Trust 2005-B Certificate Payment Account" (the "Certificate Payment Account"). The Certificate Payment Account shall be held in trust for the benefit of the Certificateholders. The Certificate Payment Account shall be under the sole dominion and control of the Owner Trustee; provided, however, that the Servicer may direct the Indenture Trustee or the Paying Agent in writing to make deposits to and withdrawals from the Certificate Payment Account in accordance with this Agreement and the other Basic Documents. All monies deposited from time to time in the Certificate Payment Account shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. The amounts on deposit in the Certificate Payment Account shall not be invested.

         (d) In the event that the Paying Agent is no longer an Eligible Institution, the Servicer shall, with the Paying Agent's assistance as necessary, promptly (and in any case within ten days) cause the Collection Account, the Note Payment Account, the Certificate Payment Account, the Yield Supplement Account, the Negative Carry Account and the Pre-Funding Account to be moved to an Eligible Institution. The Servicer shall promptly notify the Rating Agencies and the Trustees in writing of any change in the account number or location of any such Account.

         Section 4.02. Collections. The Servicer shall remit to the Collection Account all amounts received by the Servicer on or in respect of the Receivables (including Liquidation Proceeds and all amounts received by the Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable) but excluding payments with respect to Purchased Receivables) as soon as practicable and in no event after the close of business on the second Business Day after such receipt; provided, however, that for so long as the Monthly Remittance Condition shall be satisfied, the Servicer may remit all such amounts received on or in respect of the Receivables during any Collection Period to the Collection Account in immediately available funds on the related Deposit Date. As of the Closing Date, the Servicer shall make remittances to the Collection Account on a monthly basis. Neither Trustee shall be deemed to have knowledge of any event or circumstance under clause
(i) or (ii) of the definition of the term "Monthly Remittance Condition" that would require daily remittances by the Servicer to the Collection Account unless such Trustee has received notice of such event or circumstance from the Depositor or the Servicer in an Officer's Certificate or from the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class or a Responsible Officer of such Trustee has actual knowledge of such event or circumstance. If the Servicer shall fail to satisfy the Monthly Remittance Condition, the Servicer shall remit to the Collection Account on the Closing Date all amounts received by the Servicer on or in respect of the Receivables (including Liquidation Proceeds and all amounts received by the Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable)) during the period from but excluding the Cutoff Date to and including the second Business Day preceding the Closing Date. If the Servicer shall satisfy the Monthly Remittance Condition, the Servicer shall remit to the Collection Account on the related Deposit Date for the initial Collection Period, all amounts received by the Servicer on or in respect of the Receivables (including Liquidation Proceeds and all amounts received by the

Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable)) during the period from but excluding the Cutoff Date to and including the last day of the initial Collection Period.

         Section 4.03. Application of Collections. For purposes of this Agreement, all amounts received on or in respect of a Receivable during any Collection Period (including Liquidation Proceeds and all amounts received by the Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable) but excluding payments with respect to Purchased Receivables) shall be applied by the Servicer, as of the last day of such Collection Period, to interest and principal on such Receivable in accordance with the Simple Interest Method.

         Section 4.04. Advances.

         (a) If, as of the end of any Collection Period, the payments received during such Collection Period by or on behalf of an Obligor in respect of a Receivable (other than a Purchased Receivable) shall be less than the related Monthly Payment, whether as a result of any extension granted to the Obligor or otherwise, then an amount equal to the product of the Principal Balance of such Receivable as of the first day of the related Collection Period and one-twelfth of its Contract Rate minus the amount of interest actually received on such Receivable during such Collection Period (each, an "Advance") may be deposited by the Servicer, at its option, into the Collection Account on the related Deposit Date. If such a calculation in respect of a Receivable results in a negative number, an amount equal to such negative amount shall be paid to the Servicer in reimbursement of any outstanding Advances. In addition, in the event that a Receivable becomes a Defaulted Receivable, the amount of accrued and unpaid interest thereon (but not including interest for the current Collection Period) shall, up to the amount of outstanding Advances, be withdrawn from the Collection Account and paid to the Servicer in reimbursement of such outstanding Advances. No Advances will be made with respect to the Principal Balance of Receivables. The Servicer shall not be required to make an Advance to the extent that the Servicer, in its sole discretion, shall determine that such Advance is likely to become a Nonrecoverable Advance.

         (b) Notwithstanding the provisions of Section 4.02, the Servicer shall be entitled to reimbursement for an outstanding Advance made in respect of a Receivable, without interest, from the following sources with respect to such Receivable: (i) subsequent payments made by or on behalf of the related Obligor, (ii) Liquidation Proceeds and Recoveries and (iii) the Purchase Amount. If the Servicer determines that it has made a Nonrecoverable Advance, the Servicer shall reimburse itself, without interest, from unrelated amounts received by the Servicer on or in respect of the Receivables (including Liquidation Proceeds and all amounts received by the Servicer in connection with the repossession and sale of a Financed Vehicle (whether or not the related Receivable has been classified as a Defaulted Receivable)) to the extent it shall, concurrently with the withholding of any such amounts from deposit in or credit to the Collection Account, furnish to the Trustees a certificate of a Servicing Officer setting forth the basis for the Servicer's determination, the amount of, and Receivable with respect to which, such Nonrecoverable Advance was made and the installment or installments or other proceeds respecting which such reimbursement has been taken.

         Section 4.05. Additional Deposits.

         (a) The following additional deposits shall be made: (i) the Seller shall remit to the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Section 2.04, (ii) Servicer shall remit to the Collection Account (A) the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Section 3.08 and (B) the amount required upon the optional purchase of all Receivables by the Servicer pursuant to
Section 8.01 and (iii) the Indenture Trustee, directly or through the Paying Agent, shall remit, pursuant to Section 4.06, the Reserve Fund Draw Amount to the Collection Account, the Yield Supplement Account Draw Amount to the Collection Account, the Negative Carry Account Draw Amount to the Collection Account and, in the case of the Distribution Date following the Collection Period in which the Pre-Funding Period ends, the Pre-Funding Account Amount as of the end of the Pre-Funding Period to the Note Payment Account and the Negative Carry Account Amount to the Collection Account.

         (b) All deposits required to be made in respect of a Collection Period pursuant to this Section by the Servicer may be made in the form of a single deposit and shall be made in immediately available funds, no later than 5:00 p.m., New York City time, on the related Deposit Date.

         Section 4.06. Determination Date Calculations; Application of
                       Available Funds.

         (a) On each Determination Date, the Servicer shall calculate the following amounts with respect to the related Distribution Date and Collection
Period:

               (i) the Available Collections;

               (ii) the Total Servicing Fee;

               (iii) the Total Trustee Fees;

               (iv) the Interest Distributable Amount for each Class of Class A Notes;

               (v) the Priority Principal Distributable Amount;

               (vi) the Interest Distributable Amount for the Class B Notes;

               (vii) the Secondary Principal Distributable Amount;

               (viii) the sum of the amounts described in clauses (ii) through
          (vii) above (the "Required Payment Amount") provided, however, that the aggregate amount to be included in the Required Payment Amount pursuant to clause (iii) above shall not exceed $100,000 in any given calendar year; and

               (ix) the Regular Principal Distributable Amount.

         (b) On each Determination Date, the Servicer shall calculate the following amounts with respect to the related Distribution Date and Collection
Period:

               (i) the lesser of (A) the amount, if any, by which the Required Payment Amount exceeds Available Funds (calculated without respect to any Reserve Fund Draw Amount for such Distribution Date) and (B) the Reserve Fund Amount (before giving effect to any deposits to or withdrawals from the Reserve Fund on such Distribution Date) (such lesser amount, the "Reserve Fund Draw Amount"); provided, however, that the Reserve Fund Draw Amount will equal the Reserve Fund Amount if (1) the sum of Available Collections, the amount on deposit in the Yield Supplement Account and the Reserve Fund Amount equals or exceeds the Note Balance, accrued and unpaid interest therein and all amounts on the related Distribution Date required to be paid to the Servicer, the Trustees and the Paying Agent or (2) on the last day of the related Collection Period the Pool Balance is zero;

               (ii) the Required Reserve Fund Amount (after giving effect to the withdrawal of the Reserve Fund Draw Amount for such Distribution
          Date);

               (iii) the amount, if any, by which the Required Reserve Fund Amount exceeds the Reserve Fund Amount (after giving effect to the withdrawal of the Reserve Fund Draw Amount for such Distribution
          Date) (such excess, the "Reserve Fund Deficiency");

               (iv) the Yield Supplement Account Draw Amount;

               (v) the Negative Carry Account Draw Amount (to the extent such Distribution Date is or precedes the Distribution Date following the Collection Period in which the Pre-Funding Period ends); and

               (vi) the investment earnings on amounts on deposit in the Pre-Funding Account.

         On or prior to each Distribution Date, the Servicer shall instruct the Indenture Trustee or the Paying Agent to transfer and deposit, (i) the Reserve Fund Draw Amount, if any, from the Reserve Fund into the Collection Account, (ii) the Yield Supplement Account Draw Amount from the Yield Supplement Account into the Collection Account, (iii) the Negative Carry Draw Amount, if any, into the Collection Account, (iv) investment earnings on amounts on deposit in the Pre-Funding Account, if any, into the Collection Account and (v) in the case of the first Distribution Date following the Collection Period in which the Pre-Funding Period ends, the Pre-Funding Account Amount as of the end of the Pre-Funding Period from the Pre-Funding Account and into the Note Payment Account and the Negative Carry Account Amount from the Negative Carry Account into the Collection Account.

         (c) On each Distribution Date, the Servicer shall instruct the Indenture Trustee and the Paying Agent in writing to apply the Available Funds for such Distribution Date, together with, in the case of the Distribution Date following the Collection Period in which the Pre-Funding Period ends, only, any Pre-Funding Account Amount as of the end of the Pre-Funding Period as set forth the last paragraph of Section 2.08(b) of the Indenture, to make the related payments and deposits set forth in Section 2.08 of the Indenture. Any distributions to be made by the Indenture Trustee under the Basic Documents may be made by the Paying Agent.

         Section 4.07. Reserve Fund.

         (a) The Servicer shall establish, on or before the Closing Date, and maintain as an Eligible Deposit Account in the name of the Indenture Trustee at an Eligible Institution (which shall initially be Wachovia Bank), a segregated trust account designated as the "Wachovia Auto Owner Trust 2005-B Reserve Fund" (the "Reserve Fund"). The Reserve Fund shall be held in trust for the benefit of the Securityholders. The Reserve Fund shall be under the sole dominion and control of the Indenture Trustee; provided, however, that the Servicer may direct the Indenture Trustee or the Paying Agent in writing to make deposits to and withdrawals from the Reserve Fund in accordance with this Agreement and the other Basic Documents. On the Closing Date, the Depositor shall deposit the Reserve Fund Initial Deposit into the Reserve Fund from the net proceeds of the sale of the Receivables. On or prior to each Subsequent Transfer Date, an amount equal to the related Reserve Fund Subsequent Deposit will be deposited into the Reserve Fund. The Reserve Fund and all amounts, securities, investments, Financial Assets and other property deposited in or credited to the Reserve Fund (the "Reserve Fund Property") has been conveyed by the Depositor to the Issuer pursuant to Section 2.01(a). Pursuant to the Indenture, the Issuer will pledge all of its right, title and interest in, to and under the Reserve Fund and the Reserve Fund Property to the Indenture Trustee on behalf of the Securityholders to secure its obligations under the Notes and the Indenture.

         (b) The Reserve Fund Property shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Reserve Fund in Permitted Investments that mature not later than the Deposit Date following the date of investment. All such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Reserve Fund shall be retained on deposit therein. If the Reserve Fund is no longer to be maintained at the Paying Agent, the Servicer shall, with the Paying Agent's assistance as necessary, promptly (and in any case within ten calendar days) cause the Reserve Fund to be moved to an Eligible Institution. The Servicer shall promptly notify the Rating Agencies and the Trustees in writing of any change in the account number or location of the Reserve Fund.

         (c) With respect to any Reserve Fund Property:

               (i) any Reserve Fund Property that is a Financial Asset shall be physically delivered to, or credited to an account in the name of, the Eligible Institution maintaining the Reserve Fund, in accordance with such institution's customary procedures such that such institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto;

               (ii) any Reserve Fund Property that is held in deposit accounts shall be held solely in the name of the Indenture Trustee at one or more depository institutions having the Required Rating and each such deposit account shall be subject to the exclusive custody and control of the Indenture Trustee and the Indenture Trustee either directly or through the Paying Agent shall have sole signature authority with respect thereto; and

               (iii) except for any deposit accounts specified in clause (ii) above, the Reserve Fund shall only be invested in securities or in other assets which the Eligible Institution maintaining the Reserve Fund agrees to treat as Financial Assets.

         (d) If any Class of Notes has not been paid in full on any Distribution Date on and after its Final Scheduled Distribution Date (after giving effect to the distribution of Available Funds on such Distribution
Date), the Servicer shall instruct the Indenture Trustee and the Paying Agent to distribute from amounts on deposit in the Reserve Fund to the Noteholders of that Class of Notes, an amount equal to the lesser of (i) the amount on deposit in the Reserve Fund and (ii) the outstanding principal amount of that Class of Notes. If the Reserve Fund Amount for any Distribution Date (after giving effect to the withdrawal of the Reserve Fund Draw Amount for such Distribution Date and the distribution described in the preceding sentence) exceeds the Required Reserve Fund Amount for such Distribution Date, the Servicer shall instruct the Indenture Trustee and the Paying Agent in writing to distribute the amount of such excess to the Certificate Payment Account for payment to the Certificateholders. The Trustees hereby release, on each Distribution Date, their security interest in, to and under Reserve Fund Property distributed to the Certificateholders.

         (e) If the Note Balance and all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to the Noteholders or the Certificateholders have been paid in full and the Issuer has been terminated, any remaining Reserve Fund Property shall be distributed to the Certificateholders.

         Section 4.08. Pre-Funding Account.

         (a) On or prior to the day that is three Business Days following each Subsequent Cutoff Date, the Servicer shall calculate the aggregate principal balance of the Subsequent Receivables to be transferred to the Trust on the related Subsequent Transfer Date (as of such Subsequent Cutoff Date). The Servicer shall instruct the Indenture Trustee or the Paying Agent in writing to distribute an amount equal to the product of (i) 100.00% minus the Initial Overcollateralization Percentage and (ii) the aggregate principal balance of the related Subsequent Receivables (as of such Subsequent Cutoff Date), from amounts on deposit in the Pre-Funding Account, to the Depositor on such Subsequent Transfer Date to purchase the Subsequent Receivables from the Seller. The Depositor will in turn transfer the related Subsequent Receivables to the Issuer on such Subsequent Transfer Date, at which time such Subsequent Receivables will become part of the Trust Property.

         (b) If the amount on deposit in the Pre-Funding Account has not been reduced to zero by the end of the Pre-Funding Period, on the first Deposit Date following the Collection Period in which the Pre-Funding Period ends, the Servicer shall instruct the Indenture Trustee or Paying Agent in writing to withdraw the Pre-Funding Account Amount from the Pre-Funding Account on such Deposit Date and to deposit such funds into the Note Payment Account pursuant to Section 4.06.

         (c) Amounts on deposit in the Pre-Funding Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Pre-Funding Account in Permitted Investments that mature not later than the Business Day following the date of investment. All such Permitted Investments shall be held to maturity. All interest and other income (net of losses and investment expenses) on funds on deposit in the Pre-Funding Account shall be calculated by the Servicer in accordance with Section 4.06(b) and deposited into the Collection Account on the Deposit Date.

         Section 4.09. Negative Carry Account.

         (a) On the Deposit Date relating to the Distribution Date following the Collection Period in which the Pre-Funding Period ends, the Servicer shall instruct the Indenture Trustee or the Paying Agent in writing to withdraw the Negative Carry Account Amount from the Negative Carry Account on such Deposit Date and to deposit such funds into the Collection Account pursuant to Section 4.06.

         (b) Amounts on deposit in the Negative Carry Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Negative Carry Account in Permitted Investments that mature not later than the Deposit Date following the date of investment. All such Permitted Investments shall be held to maturity.

         Section 4.10. Yield Supplement Account. Amounts on deposit in the Yield Supplement Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Servicer, by the bank or trust company then maintaining the Yield Supplement Account in Permitted Investments that mature not later than the Deposit Date following the date of investment. All such Permitted Investments shall be held to maturity.

         Section 4.11. Net Deposits. For so long as the Monthly Remittance Condition is met, unless the Servicer is required to remit collections on a daily basis pursuant to the first sentence of Section 4.02, the Depositor and the Servicer may make any remittances pursuant to this Article with respect to a Collection Period net of distributions or reimbursements to be made to the Depositor or the Servicer with respect to such Collection Period; provided, however, that such obligations shall remain separate obligations, no party shall have a right of offset, and each such party shall account for all of the above described remittances and distributions as if the amounts were deposited or transferred separately.

         Section 4.12. Statements to Securityholders.

         (a) On or before each Distribution Date, the Servicer shall provide to the Owner Trustee (with copies to the Depositor, the Rating Agencies and each Paying Agent) to forward to each Certificateholder of record, and to the Indenture Trustee, either directly or through a Paying Agent, to forward to each Noteholder of record a statement, based on the related Servicer's Certificate setting forth at least the following information as to the Securities with respect to the related Distribution Date and Collection Period, in substantially the form of Exhibit B, to the extent applicable:

               (i) the amount of such distribution allocable to principal for each Class of Notes;

               (ii) the Priority Principal Distributable Amount;

               (iii) the Secondary Principal Distributable Amount;

               (iv) the Regular Principal Distributable Amount;

               (v) the amount of such distribution allocable to current and overdue interest (including any interest on overdue interest) for each Class of Notes;

               (vi) the Total Servicing Fee;

               (vii) the Total Trustee Fees;

               (viii) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor with respect to each Class of Notes (in each case after giving effect to payments allocated to principal reported under clause (i) above);

               (ix) the Pool Balance as of the close of business on the last day of the related Collection Period;

               (x) the Reserve Fund Amount on such Distribution Date (after giving effect to all deposits to or withdrawals from the Reserve Fund on such Distribution Date) and the Reserve Fund Draw Amount;

               (xi) the aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer, if any, with respect to the related Collection Period;

               (xii) the number and aggregate Principal Balance of Receivables that were 30-59 days, 60-89 days or 90 days or more delinquent as of the last day of the related Collection Period;

               (xiii) the Nonrecoverable Advances, if any;

               (xiv) the Net Losses with respect to the related Collection
          Period;

               (xv) the Overcollateralization Target Amount and the amount by which the Pool Balance exceeds the Note Balance (after giving effect to any payments made to the Noteholders on such Distribution Date);

               (xvi) the amount of Available Collections;

               (xvii) the Cumulative Net Loss Percentage and the Sequential Payment Trigger;

               (xviii) the Yield Supplement Account Draw Amount;

               (xix) the amount of Excess Collections;

               (xx) the amount, if any, withdrawn from the Pre-Funding Account to purchase Subsequent Receivables;

               (xxi) the Pre-Funding Account Amount, if any;

               (xxii) the Negative Carry Account Draw Amount;

               (xxiii) investment earnings on amounts on deposit in the Pre-Funding Account during such Collection Period, if any; and

               (xxiv) for the Distribution Date following the Collection Period in which the Pre-Funding Period ends, the Pre-Funding Account Amount that is being paid to the Noteholders as an additional payment of principal on the Notes in accordance with the final paragraph of Section 2.08(b) of the Indenture.

         (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Issuer, but not later than the latest date permitted by law, the related Trustee, upon receipt thereof, shall mail to each Person who at any time during such calendar year shall have been a Securityholder, a statement, prepared by the Servicer, containing certain information for such calendar year or, in the event such Person shall have been a Securityholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Securityholder's preparation of federal income tax returns. In addition, the Servicer shall furnish to the Trustees for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

         Section 4.13. Control of Accounts. Notwithstanding anything to the contrary contained herein, the Issuer agrees that each Account will be established only with an Eligible Institution which agrees substantially as follows: (i) it will comply with Entitlement Orders related to such account issued by the Indenture Trustee, and as provided for in, and consistent with,
Section 5 of the Control Agreement, the Paying Agent, without further consent by the Servicer, (ii) until termination of this Agreement, it will not enter into any other agreement related to such account pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Indenture Trustee (or the Paying Agent as provided for in clause (i) above), (iii) all Account Collateral delivered or credited to it in connection with such account and all proceeds thereof will be promptly credited to such account, (iv) it will treat all Account Collateral as Financial Assets and (v) all Account Collateral will be physically delivered (accompanied by any required endorsements) to, or credited to an account in the name of, the Eligible Institution maintaining the related Account in accordance with such Eligible Institution's customary procedures such that such Eligible Institution establishes a Security Entitlement in favor of the Indenture Trustee with respect thereto over which the Indenture Trustee (or such other Eligible Institution) has Control.



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


                                 ARTICLE FIVE

                                 THE DEPOSITOR

         Section 5.01. Representations and Warranties of Depositor. The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the date of execution and delivery of this Agreement, as of the Closing Date and as of each Subsequent Transfer Date, and shall survive the sale, transfer, assignment and conveyance of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

               (a) Organization and Good Standing. The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Receivables.

               (b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Depositor, materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, each other Basic Document to which the Depositor is a party, the Receivables, the Notes or the Certificates.

               (c) Power and Authority. The Depositor has the power and authority to execute, deliver and perform its obligations under this Agreement and each other Basic Document to which it is a party. The Depositor has the power and authority to sell, assign, transfer and convey the property to be transferred to and deposited with the Issuer and has duly authorized such sale, assignment, transfer and conveyance by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and each other Basic Document to which the Depositor is a party has been duly authorized by the Depositor by all necessary limited liability company action.

               (d) Valid Sale; Binding Obligation. This Agreement effects a valid sale, transfer, assignment and conveyance to the Issuer of the Receivables and the other Trust Property, enforceable against all creditors of and purchasers from the Depositor. Each of this Agreement and each other Basic Document to which the Depositor is a party constitutes a legal, valid and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

               (e) No Violation. The execution, delivery and performance by the Depositor of this Agreement and the other Basic Documents to which the Depositor is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time, or both) a default under, the certificate of formation or limited liability company agreement of the Depositor, or conflict with or violate any of the material terms or provisions of, or constitute (with or without notice or lapse of time, or both) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound or to which any of its properties is subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the Depositor's knowledge, any order, rule or regulation applicable to the Depositor or of any federal or State regulatory body, court, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

               (f) No Proceedings. There are no proceedings or investigations pending, or to the Depositor's knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, any other Basic Document or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by the Basic Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Basic Documents, the Receivables or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Issuer or the Securities.

         Section 5.02. Liability of Depositor; Indemnities.

         (a) The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

         (b) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated by the Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of the sale of the Receivables to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Receivables or federal or State income taxes arising out of distributions on the Securities), and all costs and expenses in defending against such taxes.

         (c) The Depositor shall indemnify, defend and hold harmless the Issuer, the Trustees and the Securityholders from and against any loss, liability, claim, damage or expense incurred by reason of the Depositor's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

         (d) The Depositor shall indemnify, defend and hold harmless the Trustees from and against all losses, liabilities, claims, damages or expenses arising out of or incurred in connection with the acceptance or performance of the trusts and duties contained herein, in the Trust Agreement (in the case of the Owner Trustee) and in the Indenture (in the case of the Indenture Trustee), except to the extent that such loss, liability, claim, damage or expense (i) shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as applicable, (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in the Trust Agreement, (iii) in the case of the Indenture Trustee, shall arise from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture or shall arise out of or be incurred in connection with the performance by the Indenture Trustee of duties of a Successor Servicer hereunder, (iv) shall be one as to which the Servicer is required to indemnify the Owner Trustee or the Indenture Trustee, as the case may be, or (v) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Owner Trustee or the Indenture Trustee, as the case may be.

         (e) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Trust Property.

         (f) Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest. Notwithstanding anything to the contrary contained herein, the Depositor shall only be required to pay (i) any fees, expenses, indemnities or other liabilities that it may incur under the Basic Documents from funds available pursuant to, and in accordance with, the payment priorities set forth in this Agreement and the other Basic Documents and (ii) to the extent the Depositor has additional funds available (other than funds described in clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of the Depositor in accordance with the Depositor's certificate of formation, operating agreement and all financing documents to which the Depositor is a party. The agreement set forth in the preceding sentence shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code. In addition, no amount owing by the Depositor hereunder in excess of liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it.

         Section 5.03. Merger, Consolidation or Assumption of the Obligations of Depositor; Certain Limitations.

         (a) Any Person (i) into which the Depositor shall be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which the Depositor shall be a party or (iii) that shall succeed by purchase and assumption to all or substantially all of the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor under this Agreement without the execution or filing of any other document or any further act on the part of any of the parties to this Agreement; provided, however, that (A) the Depositor shall have delivered to the Trustees an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section, (B) the Depositor shall have delivered to the Trustees an Opinion of Counsel stating that, in the opinion of such counsel, either (1) all financing statements and continuation statements and amendments thereto have been authorized and filed that are necessary to fully preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (2) no such action shall be necessary to fully preserve and protect such interest and (C) the Rating Agency Condition shall have been satisfied. Notwithstanding anything to the contrary contained herein, the execution of the foregoing agreement of assumption and compliance with clauses (A), (B) and (C) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above.

         (b) (i) Subject to paragraph (ii) below, the purpose of the Depositor shall be to engage in any lawful activity for which a limited liability company may be organized under the general limited liability company law of Delaware other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the Delaware Limited Liability Company Act.

               (ii) Notwithstanding paragraph (b)(i) above, the purpose of the Depositor shall be limited to the conduct or promotion of the following activities: (A) to acquire retail installment sales contracts, purchase money notes or other notes between motor vehicle dealers or lenders and purchasers of new and used automobiles, minivans, sport utility vehicles, light-duty trucks, motorcycles or commercial vehicles (the "Motor Vehicle Receivables"); (B) to act as settlor or grantor of one or more trusts or special purpose entities (each, a "Securitization Trust") formed pursuant to a trust agreement or other agreement for the purpose of issuing one or more series or classes of certificates, bonds, notes or other evidences of interest or indebtedness (collectively, the "Motor Vehicle Securities") secured by or representing beneficial interests in the Motor Vehicle Receivables; (C) to acquire, lease, own, hold, sell, transfer, convey, dispose of, pledge, assign, borrow money against, finance, refinance or otherwise deal with, publicly or privately and whether with unrelated third parties or with affiliated entities, retail installment sales contracts, purchase money notes or other notes between motor vehicle dealers or lenders and purchasers of Motor Vehicle Receivables; (D) to acquire Motor Vehicle Securities or other property of a Securitization Trust (including remainder interests in collateral or reserve accounts) or any interest in any of the foregoing; (E) to issue, authorize, sell and deliver Motor Vehicle Securities or other instruments secured or collateralized by the Motor Vehicle Securities; (F) to own equity interests in other limited liability companies or partnerships whose purposes are substantially restricted to those described in clauses (A) through
          (E) above; (G) to borrow money other than pursuant to clause (C) above, but only to the extent that such borrowing is permitted by the terms of the transactions contemplated by clauses (A) through (F) above; and
          (H) to (1) negotiate, authorize, execute, deliver or assume or perform the obligations under any agreement, instrument or document relating to the activities set forth in clauses (A) through (G) above, including the Basic Documents and (2) engage in any lawful act or activity and to exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are incidental to and necessary, convenient or advisable for the accomplishment of the above-mentioned purposes, including the entering into of interest rate or basis swap, cap, floor or collar agreements, currency exchange agreements or similar hedging transactions and referral, management, servicing and administration agreements. So long as any outstanding debt of the Depositor or securities are rated by any nationally recognized statistical rating organization, the Depositor shall not issue notes or otherwise borrow money unless (A) the Depositor has made a written request to the related nationally recognized statistical rating organization to issue notes or incur borrowings, which notes or borrowings are rated by the related nationally recognized statistical rating organization the same as or higher than the rating afforded any outstanding rated debt or securities, or (B) such notes or borrowings (1) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or securities) or are nonrecourse against any assets of the Depositor other than the assets pledged to secure such notes or borrowings, (2) do not constitute a claim against the Depositor in the event such assets are insufficient to pay such notes or borrowings and (3) where such notes or borrowings are secured by the rated debt or securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or securities) to such rated debt or securities.

         (c) Notwithstanding any other provision of this Section and any provision of law, the Depositor shall not do any of the following:

               (i) engage in any business or activity other than as set forth in Section 5.03(b);

               (ii) without the unanimous written consent of the members of the Depositor and the members of the Board of Directors of the Depositor (including all independent directors of the Depositor),
          (A) consolidate or merge the Depositor with or into any Person or sell all or substantially all of the assets of the Depositor, (B) institute proceedings to have the Depositor be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against Depositor, (C) file a petition seeking, or consent to, reorganization or relief with respect to the Depositor under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Depositor or a substantial part of its property, (E) make any assignment for the benefit of creditors of the Depositor,
          (F) admit in writing the Depositor's inability to pay its debts generally as they become due, (G) take any action in furtherance of any action set forth in clauses (A) through (F) above or (H) to the fullest extent permitted by law, dissolve or liquidate the Depositor; or

               (iii) change the current number of independent special members under the limited liability company agreement of the Depositor.

         (d) The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

         Section 5.04. Limitation on Liability of Depositor and Others. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director or officer or employee or agent of the Depositor shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

         Section 5.05. Depositor Not to Resign. Subject to the provisions of
Section 5.03, the Depositor shall not resign from the obligations and duties hereby imposed on it as Depositor hereunder.

         Section 5.06. Depositor May Own Securities. The Depositor and any of its Affiliates may, in its individual or any other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate of the Depositor, except as otherwise expressly provided herein or in any other Basic Document (including in the definition of the term "Note Balance"). Except as otherwise expressly provided herein or in the other Basic Documents (including in the definition of the term "Note Balance"), Securities so owned by or pledged to the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority or distinction as among the Notes and the Certificates as the case may be.



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                                 ARTICLE SIX

                                 THE SERVICER

         Section 6.01. Representations and Warranties of Servicer. The Servicer makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the date of execution and delivery of this Agreement, as of the Closing Date and as of each Subsequent Transfer Date, and shall survive the sale, transfer, assignment and conveyance of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

         (a) Organization and Good Standing. The Servicer is a national banking association duly organized and validly existing as a banking institution under the laws of the United States and continues to hold a valid certificate to do business as such. It is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on its business, properties, assets, or condition (financial or other) and those of its subsidiaries, considered as one enterprise. The Servicer has, and at all relevant times had, the power, authority and legal right to service the Receivables and to hold the Receivable Files as custodian on behalf of the Issuer.

         (b) Due Qualification. The Servicer is duly qualified to do business in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Servicer, materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, each other Basic Document to which the Servicer is a party, the Receivables, the Notes or the Certificates.

         (c) Power and Authority. The Servicer has the power and authority to execute, deliver and perform its obligations under this Agreement and each other Basic Document to which it is a party; and the execution, delivery and performance of this Agreement and each other Basic Document to which it is a party have been duly authorized by the Servicer by all necessary action.

         (d) Binding Obligation. This Agreement and each other Basic Document to which the Servicer is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except that such enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally, and creditors of national banking associations and financial institutions the accounts of which are insured by the Federal Deposit Insurance Corporation in particular, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.



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


         (e) No Violation. The execution, delivery and performance by the Servicer of this Agreement and each other Basic Document to which the Servicer is a party, the consummation of the transactions contemplated hereby and thereby and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of association or bylaws of the Servicer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party, by which the Servicer is bound or to which any of its properties are subject; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer or its properties of any federal or State regulatory body, court, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Servicer, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by it of its obligations under, or the validity or enforceability of, this Agreement or the Receivables or (iv) seeking to adversely affect the federal income tax or other federal, State or local tax attributes of the Securities.

         Section 6.02. Liability of Servicer; Indemnities. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement. Such obligations shall include the following:

               (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Trustees, the Securityholders and the Depositor from and against all losses, liabilities, claims, damages and expenses arising out of or incurred in connection with the use, ownership or operation by the Servicer or any Affiliate of the Servicer of a Financed Vehicle.

               (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Depositor and the Trustees from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Receivables, or federal or State income taxes arising out of distributions on the Securities) and costs and expenses in defending against such taxes.

               (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Trustees, the Securityholders and the Depositor from and against any loss, liability, claim, damage or expense incurred by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or any other Basic Document to which it is a party or by reason of a reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

               (d) The Servicer shall indemnify, defend and hold harmless the Trustees and their respective officers, directors, employees and agents from and against all losses, liabilities, claims, damages and expenses arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and contained in the Trust Agreement (in the case of the Owner Trustee) and contained in the Indenture (in the case of the Indenture Trustee), except to the extent that such loss, liability, claim, damage or expense: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as applicable, (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section
          7.03 of the Trust Agreement, (iii) in the case of the Indenture Trustee, shall arise from the breach by the Indenture Trustee of any of its representations and warranties set forth in the Indenture or shall arise out of or be incurred in connection with the performance by the Indenture Trustee of the duties of a Successor Servicer hereunder or (iv) relates to any tax other than to the taxes with respect to which either the Depositor or the Servicer shall be required to indemnify the Owner Trustee or the Indenture Trustee, as applicable.

               (e) The Servicer shall pay the Owner Trustee compensation, reimbursement or other payments owed to it pursuant to Sections 8.01 and 8.02 of the Trust Agreement.

         In addition to the foregoing indemnities, if the Owner Trustee or the Indenture Trustee is entitled to indemnification by the Depositor pursuant to
Section 5.02 and the Depositor is unable for any reason to provide such indemnification to the Owner Trustee or the Indenture Trustee, then the Servicer shall be liable for any indemnification that the Owner Trustee or the Indenture Trustee is entitled to under Section 5.02. For purposes of this Section, in the event of a termination of the rights and obligations of the Servicer (or any Successor Servicer) pursuant to Section 7.01 or a resignation by such Servicer pursuant to Section 6.05, such Servicer shall be deemed to be the Servicer pending appointment of a Successor Servicer (other than the Indenture Trustee) pursuant to Section 7.02. Indemnification under this Section by the Servicer (or any Successor Servicer), with respect to the period such Person was (or was deemed to be) the Servicer, shall survive the termination of each Person as Servicer or a resignation by such Person as Servicer, as well as the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, as the case may be, without interest.

         Section 6.03. Merger, Consolidation or Assumption of the Obligations of Servicer. Any Person (i) into which the Servicer shall be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Servicer shall be a party or (iii) which may succeed to all or substantially all of the business of the Servicer, which Person in any of the foregoing cases is an Eligible Servicer and executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any other document or any further act on the part of any of the parties hereto; provided, however, (a) the Servicer shall have delivered to the Depositor and the Trustees an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion or consolidation and such agreement of assumption comply with this Section and (b) the Servicer shall have delivered to the Depositor and the Trustees an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been authorized and filed that are necessary to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the assets of the Issuer and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything to the contrary contained herein, the execution of the foregoing agreement of assumption and compliance with clauses (a) and (b) above shall be conditions to the consummation of the transactions referred to in clauses (i), (ii) and
(iii) above. The Servicer shall provide prior written notice of any merger, conversion, consolidation or succession pursuant to this Section to the Trustees and the Rating Agencies.

         Section 6.04. Limitation on Liability of Servicer and Others.

         (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer or any Securityholders for any action taken or for refraining from the taking of any action pursuant hereto, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any of its respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person in respect of any matters arising under this Agreement.

         (b) Except as provided herein, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer and service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and the Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer.

         Section 6.05. Wachovia Bank Not to Resign as Servicer. Subject to the provisions of Section 6.03, Wachovia Bank shall not resign from the obligations and duties imposed on it pursuant hereto as Servicer under this Agreement except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Depositor and the Trustees. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have (i) assumed the obligations and duties of the Servicer in accordance with Section 7.02 and
(ii) become the Administrator under the Administration Agreement pursuant to
Section 1.20 thereof.

         Section 6.06. Servicer May Own Securities. The Servicer and any of its Affiliates may, in its individual or other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate of the Servicer, except as otherwise expressly provided herein or in any other Basic Document (including in the definition of the term "Note Balance"). Except as otherwise expressly provided herein or in the other Basic Documents (including in the definition of the term "Note Balance"), Securities so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority or distinction as among the Notes and the Certificates, as the case may be.

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                                ARTICLE SEVEN

                          SERVICER TERMINATION EVENTS

         Section 7.01. Servicer Termination Events. The occurrence of any one of the following events shall constitute an event of servicing termination hereunder (each, a "Servicer Termination Event"):

               (a) any failure by the Servicer to deliver to the Owner Trustee or the Indenture Trustee the Servicer's Certificate for any Collection Period, which failure shall continue unremedied beyond the earlier of three Business Days following the date such Servicer's Certificate was required to be delivered and the related Deposit Date, or any failure by the Servicer to make any required payment or deposit under this Agreement, which failure shall continue unremedied beyond the earlier of five Business Days following the date such payment or deposit was due and, in the case of a payment or deposit to be made no later than a Distribution Date or the related Deposit Date, such Distribution Date or Deposit Date, as applicable;

               (b) any failure by the Servicer to duly observe or to perform in any material respect any other covenant or agreement of the Servicer set forth in this Agreement, which failure shall materially and adversely affect the rights of the Depositor or the Noteholders and shall continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (i) to the Servicer by the Depositor, the Owner Trustee or the Indenture Trustee or (ii) to the Depositor, the Servicer and the Trustees by the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class;

               (c) any representation or warranty of the Servicer made in this Agreement, or in any certificate delivered pursuant hereto or in connection herewith, other than any representation or warranty relating to a Receivable that has been purchased by the Servicer, proving to have been incorrect in any material respect as of the time when the same shall have been made, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured for a period of 30 days after the date on which written notice of such circumstance or condition, requiring the same to be eliminated or cured, shall have been given (i) to the Servicer by the Depositor, the Owner Trustee or the Indenture Trustee or (ii) to the Depositor, the Servicer and the Trustees by the Holders of Notes evidencing not less than 25% of the Note Balance of the Controlling Class;

               (d) the entry of a decree or order by a court or agency or supervisory authority of competent jurisdiction for the appointment of a conservator, receiver, liquidator or trustee for the Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding up or liquidation of its affairs, which decree or order continues unstayed and in effect for a period of 60 consecutive days; or

               (e) the consent by the Servicer to the appointment of a conservator, receiver, liquidator or trustee in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to the Servicer or relating to substantially all of its property, the admission in writing by the Servicer of its inability to pay its debts generally as they become due, the filing by the Servicer of a petition to take advantage of any applicable insolvency or reorganization statute, the making by the Servicer of an assignment for the benefit of its creditors or the voluntary suspension by the Servicer of payment of its obligations.

         If a Servicer Termination Event shall have occurred and not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class, in each case by notice then given in writing to the Depositor, the Owner Trustee and the Servicer (and to the Trustees if given by the Noteholders) (each, a "Servicer Termination Notice") may terminate all the rights and obligations of the Servicer under this Agreement; provided, however, that the indemnification obligations of the Servicer under Section 6.02 shall survive such termination. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Trust Property or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such Successor Servicer as may be appointed under Section 7.02; and, without limitation, the Trustees are hereby authorized and empowered to execute and deliver, on behalf of the outgoing Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivable Files or the certificates of title to the Financed Vehicles, or otherwise. The outgoing Servicer shall cooperate with the Indenture Trustee, the Owner Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the outgoing Servicer under this Agreement, including the transfer to the Indenture Trustee or such Successor Servicer for administration by it of all cash amounts that shall at the time be held by the outgoing Servicer for deposit, or have been deposited by the outgoing Servicer, in the Accounts or thereafter received with respect to the Receivables, all Receivable Files and all information or documents that the Indenture Trustee or such Successor Servicer may require. In addition, the Servicer shall transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request. All Transition Costs shall be paid by the outgoing Servicer (or by the initial Servicer if the outgoing Servicer is the Indenture Trustee acting on an interim basis) upon presentation of reasonable documentation of such costs and expenses.

         The Trustees shall have no obligation to notify the Noteholders, the Certificateholders or any other Person of the occurrence of any event specified in this Section prior to the continuance of such event through the end of any cure period specified in this Section.

         Section 7.02. Appointment of Successor Servicer. Upon the resignation of the Servicer pursuant to Section 6.05 or the termination of the Servicer pursuant to Section 7.01, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the obligations and duties placed on the Servicer by the terms and provisions of this Agreement; provided, however, that the Indenture Trustee, as Successor Servicer, shall not, in any event, be required to make any Advances pursuant to Section 4.04 and shall have no obligations pursuant to Section 3.09 with respect to the fees and expenses of the Owner Trustee or the Indenture Trustee, the fees and expenses of the Owner

Trustee's attorneys or the Indenture Trustee's attorneys, the fees and expenses of any custodian appointed by the Trustees, the fees and expenses of Independent accountants or expenses incurred in connection with distributions and reports to the Certificateholders and the Noteholders. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such resignation or termination had occurred, except that all collections on or in respect of the Receivables shall be deposited in the Collection Account within two Business Days of receipt and shall not be retained by the Servicer. Notwithstanding the foregoing, the Indenture Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the terminated Servicer under this Agreement. In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Servicer out of collections on or in respect of the Receivables as it and such successor shall agree; provided, however, that such compensation shall not be greater than that payable to Wachovia Bank as initial Servicer hereunder without the prior consent of the Holders of Notes evidencing not less than 51% of the Note Balance of the Controlling Class. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Indenture Trustee shall not be relieved of its duties as Successor Servicer under this Section until a newly appointed Servicer shall have assumed the obligations and duties of the terminated Servicer under this Agreement. Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid hereunder and the amount necessary to induce any Successor Servicer to act as Successor Servicer hereunder.

         Section 7.03. Effect of Servicing Transfer.

         (a) After a transfer of servicing hereunder, the Indenture Trustee or Successor Servicer shall notify the Obligors to make directly to the Successor Servicer payments that are due under the Receivables after the effective date of such transfer.

         (b) Except as provided in Section 7.02, after a transfer of servicing hereunder, the outgoing Servicer shall have no further obligations with respect to the administration, servicing, custody or collection of the Receivables and the Successor Servicer shall have all of such obligations, except that the outgoing Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts or items held by the outgoing Servicer (properly endorsed where required for the Successor Servicer to collect any such items) received as payments upon or otherwise in connection with the Receivables.

         (c) Any Successor Servicer shall provide the Depositor with access to the Receivable Files and to the Successor Servicer's records (whether written or automated) with respect to the Receivable Files. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Successor Servicer. Nothing in this Section shall affect the obligation of a Successor Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         (d) Any transfer of servicing hereunder shall not constitute an assumption by the related Successor Servicer of any liability of the related outgoing Servicer arising out of any breach by such outgoing Servicer of such outgoing Servicer's duties hereunder prior to such transfer of servicing.

         Section 7.04. Notification to Noteholders, Certificateholders and Rating Agencies. Upon any notice of a Servicer Termination Event or upon any termination of, or any appointment of a successor to, the Servicer pursuant to this Article, the Indenture Trustee shall give prompt written notice thereof to the Noteholders and the Owner Trustee shall give prompt written notice thereof to the Certificateholders and to the Rating Agencies.

         Section 7.05. Waiver of Past Servicer Termination Events. The Noteholders evidencing not less than 51% of the Note Balance of the Controlling Class may, on behalf of all Noteholders, waive any Servicer Termination Event and its consequences, except an event resulting from the failure to make any required deposits to or payments from the Collection Account, the Note Payment Account, the Certificate Payment Account or the Reserve Fund in accordance with this Agreement. Upon any such waiver of a Servicer Termination Event, such event shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other event or impair any right arising therefrom, except to the extent expressly so waived.

         Section 7.06. Repayment of Advances. If the identity of the Servicer shall change, the outgoing Servicer shall be entitled to receive reimbursement for outstanding and unreimbursed Advances made pursuant to Section 4.04 by the outgoing Servicer.

                                ARTICLE EIGHT

                                  TERMINATION

         Section 8.01. Optional Purchase of All Receivables.

         (a) If, as of the last day of any Collection Period, the Pool Balance shall be less than or equal to 10% of the Cutoff Date Pool Balance, the Servicer shall have the option to purchase on the following Distribution Date the Owner Trust Estate, other than the Collection Account, the Note Payment Account, the Certificate Payment Account, the Yield Supplement Account, the Pre-Funding Account, the Negative Carry Account and the Reserve Fund. To exercise such option, the Servicer shall notify the Depositor, the Seller, the Owner Trustee, the Indenture Trustee and the Rating Agencies no later than 30 days prior to the Distribution Date on which such repurchase is to be effected and shall deposit into the Collection Account on the related Deposit Date an amount equal to the lesser of the (i) fair market value of the Receivables and
(ii) aggregate Purchase Amount for the Receivables (including Receivables that became Defaulted Receivables during the related Collection Period); provided, however, that the Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account (together with amounts on deposit in the Reserve Fund, the Yield Supplement Account and the Collection Account) pursuant to this Section is at least equal to the sum of all amounts due to the Servicer under this Agreement plus the Note Balance plus all accrued but unpaid interest (including any overdue interest) on the Notes plus all amounts due to the Servicer for any outstanding and unreimbursed Advances and Nonrecoverable Advances plus all accrued but unpaid Total Trustee Fees. Upon such payment, the Servicer shall succeed to and own all interests in and to the Issuer. The aggregate amount so deposited in respect of such Distribution Date, plus, to the extent necessary, all amounts in the Reserve Fund and the Yield Supplement Account, shall be used to make payments in full to the Noteholders in the manner set forth in Article Four.

         (b) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders shall succeed to the rights of the Noteholders hereunder and the Indenture Trustee shall continue to carry out its obligations hereunder with respect to the Certificateholders, including making distributions from the Collection Account in accordance with Section 4.06(c) and making withdrawals from the Reserve Fund in accordance with Sections 4.06(b) and 4.07 and the Yield Supplement Account pursuant to 4.06(b).

                                 ARTICLE NINE

                                 MISCELLANEOUS

         Section 9.01. Amendment.

         (a) This Agreement may be amended from time to time by the Depositor, the Seller, the Servicer and the Owner Trustee, on behalf of the Issuer, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provision in this Agreement that may be inconsistent with any other provisions in this Agreement or any offering document used in connection with the initial offer and sale of the Notes, to add, change or eliminate any other provisions with respect to matters or questions arising under this Agreement that are not inconsistent with the provisions of this Agreement; provided, however, that no such amendment (i) may materially adversely affect the interests of any Noteholder and (ii) will be permitted unless an Opinion of Counsel is delivered to the Depositor, the Owner Trustee and the Indenture Trustee to the effect that such amendment will not cause the Issuer to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or any Noteholder.

         (b) This Agreement may also be amended from time to time by the Depositor, the Seller, the Servicer and the Owner Trustee, on behalf of the Issuer, with the consent of the Indenture Trustee and the consent of the Holders of Notes evidencing at least 66 2/3% of the Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment (1) will be permitted unless an Opinion of Counsel is delivered to the Depositor and the Trustees to the effect that such amendment will not cause the Issuer to be characterized for federal income tax purposes as an association or publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or any Noteholder and (2) may:

               (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Noteholders or change any Interest Rate or the Required Reserve Fund Amount, without the consent of 100% of the Noteholders of Notes then Outstanding; or

               (ii) reduce the percentage of the Note Balance of the Controlling Class, the consent of the Noteholders of which is required for any amendment to this Agreement without the consent of 100% of the Noteholders of Notes then Outstanding.

         (c) An amendment to this Agreement shall be deemed not to materially adversely affect the interests of any Noteholder if (i) the Person requesting such amendment obtains and delivers to the Trustees an Opinion of Counsel to that effect or (ii) the Rating Agency Condition is satisfied.

         (d) Prior to the execution of any amendment or consent pursuant to this Section, the Servicer shall provide written notification of the substance of such amendment or consent to each Rating Agency.

         (e) Promptly after the execution of any amendment or consent pursuant to Section 9.01(b), the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder. It shall not be necessary for the consent of the Noteholders pursuant to Section 9.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by the Noteholders shall be subject to such reasonable requirements as the Trustees may prescribe.

         (f) Prior to the execution of any amendment pursuant to this Section, the Depositor and the Trustees shall be entitled to receive and rely upon (i) an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and (ii) an Officer's Certificate of the Servicer that all conditions precedent provided for in this Agreement to the execution of such amendment have been complied with. The Owner Trustee or the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's or Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 9.02. Protection of Title to Issuer.

         (a) The Depositor or the Servicer, or both, shall authorize and file such financing statements and cause to be authorized and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee for the benefit of the Noteholders in the Receivables and in the proceeds thereof. The Depositor or the Servicer, or both, shall deliver (or cause to be delivered) to the Trustees file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Depositor nor the Servicer shall change its name, identity or organizational structure in any manner that would make any financing statement or continuation statement filed in accordance with Section 9.02(a) seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Trustees at least 60 days' prior written notice thereof and shall have promptly filed such amendments to previously filed financing statements or continuation statements or such new financing statements as may be necessary to continue the perfection of the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and the proceeds thereof.

         (c) Each of the Seller, the Depositor and the Servicer shall give the Trustees at least 60 days' prior written notice of any change in its name, identity, organizational structure or jurisdiction of organization or any relocation of its principal place of business or chief executive office if, as a result of such change or relocation, the applicable provisions of the UCC would require the filing of any amendment to any previously filed financing statement or continuation statement or of any new financing statement and shall promptly file any such amendment, continuation statement or new financing statement. The Depositor shall at all times maintain its jurisdiction of organization, its principal place of business and its chief executive office within the United States. The Servicer shall at all times maintain each office from which it shall service Receivables, and each office at which the Receivable Files are located, within the United States.

         (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account and held by the Reserve Fund in respect of such Receivable.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of transfer of the Receivables to the Issuer pursuant to this Agreement, the Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly and unambiguously the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, such Receivable shall have been paid in full or repurchased by the Seller or purchased by the Servicer.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in any motor vehicle retail installment sale contract to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, CDs, records or printouts (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly and unambiguously that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee (unless such Receivable has been paid in full or repurchased by the Seller or purchased by the Servicer).

         (g) The Servicer shall permit the Trustees and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

         (h) If the Seller has repurchased one or more Receivables from the Issuer pursuant to Section 2.04 or the Servicer has purchased one or more Receivables from the Issuer pursuant to Section 3.08, the Servicer shall, upon request, furnish to the Owner Trustee or to the Indenture Trustee, within ten Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Issuer, together with a reconciliation of such list to the Schedule of Receivables (as amended or supplemented to date) and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Issuer.

         (i) The Servicer shall deliver to the Depositor and the Trustees:

               (i) promptly after the authorization and delivery of each amendment to any financing statement delivered pursuant to this Agreement, an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been authorized and filed that are necessary fully to preserve and protect the interest of the Depositor (in the case of an opinion delivered by the Servicer) or the Issuer and the Indenture Trustee (in the case of an opinion delivered by the Depositor) in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

               (ii) within 90 days after the beginning of each calendar year (beginning with the first year beginning more than three months after the Cutoff Date) an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been authorized and filed that are necessary fully to preserve and protect the interest of the Depositor (in the case of an opinion delivered by the Servicer) or the Issuer and the Indenture Trustee (in the case of an opinion delivered by the Depositor) in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken on or before March 31 of the following year to preserve and protect such interest.

         (j) The Depositor shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

         Section 9.03. Notices. All demands, notices and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, overnight courier or mailed by certified mail, return receipt requested, or, where electronic delivery is applicable and requested, shall be delivered by electronic delivery, and shall be deemed to have been duly given upon receipt in the case of (i) the Depositor, at One Wachovia Center, 301 South College Street, Suite E, Charlotte, North Carolina 28288-5578, Attention: Treasury ABS Department, (ii) the Seller or the Servicer, at 301 South College Street, 10th Floor, Charlotte, North Carolina 28244-0610, Attention: Treasury Department,
(iii) the Issuer or the Owner Trustee, at the Corporate Trust Office (as such term is defined in the Trust Agreement), (iv) the Indenture Trustee, at the Corporate Trust Office, (v) Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 (e-mail:
Servicerreports@moodys.com), (vi) Standard & Poor's, to Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attention: Asset Backed Surveillance Department (e-mail: Servicer_reports@sandp.com) or (vii) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 9.04. Assignment.

         (a) Notwithstanding anything to the contrary contained herein, except as provided in the remainder of this Section or as provided in Sections 6.03 and 7.02, this Agreement may not be assigned by the Depositor or the Servicer without the prior written consent of the Trustees and the Holders of Notes evidencing at least 66 2/3% of the Note Balance of the Controlling Class.

         (b) The Depositor hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Trust Property and the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 9.05. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

         Section 9.06. Further Assurances. The Depositor, the Seller, the Servicer and the Issuer agree to do and perform, from time to time, any and all acts and to authorize or execute any and all further instruments required or reasonably requested by the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, including the authorization and execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

         Section 9.07. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Depositor, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

         Section 9.08. Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Owner Trustee, the Noteholders, the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article, no other Person shall have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders pursuant to the Indenture.

         Section 9.09. Actions by Securityholders.

         (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by the Noteholders or the Certificateholders, such action, notice or instruction may be taken or given by any Noteholder or any Certificateholder, as applicable, unless such provision requires a specific percentage of the Noteholders or the Certificateholders.

         (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Noteholder or a Certificateholder shall bind such Noteholder or Certificateholder and every subsequent Holder of the related Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

         Section 9.10. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 9.11. Headings. The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the meaning or interpretation of the terms or provisions hereof.

         Section 9.12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.13. Nonpetition Covenants. The Owner Trustee, the Indenture Trustee and the Servicer each covenants and agrees that it will not at any time institute against, or join any other Person in instituting against, the Depositor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or State bankruptcy or similar law. This Section shall survive the resignation or removal of the Owner Trustee under the Trust Agreement and the Indenture Trustee under the Indenture and shall survive the termination of the Trust Agreement and the Indenture.

         Section 9.14. Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything to the contrary contained herein, this Agreement has been executed by the Owner Trustee not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall the Owner Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         (b) Notwithstanding anything to the contrary contained herein, this Agreement has been accepted by the Indenture Trustee, not in its individual capacity but solely as Indenture

Trustee and in no event shall the Indenture Trustee in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                  WACHOVIA AUTO OWNER TRUST 2005-B

                                  By:   WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        Owner Trustee on behalf of the
                                        Issuer


                                        /s/   Mary Kay Pupillo
                                  By:
                                        -------------------------------------
                                        Name:  Mary Kay Pupillo
                                        Title:  Assistant Vice President

                                  POOLED AUTO SECURITIES SHELF LLC,
                                        as Depositor


                                        /s/   Scott D. Weaver
                                  By:
                                        -------------------------------------
                                        Name:  Scott D. Weaver
                                        Title:  Vice President

                                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as Seller and Servicer


                                        /s/   David T. Mason
                                  By:
                                        -------------------------------------
                                        Name:  David T. Mason
                                        Title:  Senior Vice President


Acknowledged and accepted as of
the day and year first above written:

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Indenture Trustee


    /s/   Shannon M. Rantz
By:
    ----------------------------------
    Name:  Shannon M. Rantz
    Title:  Vice President




                                                  Sale and Servicing Agreement

                                                                    SCHEDULE A


                         LOCATION OF RECEIVABLE FILES


Wachovia Bank, National Association
1628 Browning Road, SC8846
Columbia, South Carolina 29226-0002

Wachovia Bank, National Association
Dealer Service Center
1451 Thomas Langston Road
Winterville, North Carolina 28590

                                                                     EXHIBIT A


             REPRESENTATIONS AND WARRANTIES AS TO THE RECEIVABLES


         The following representations and warranties shall be made in respect of the Initial Receivables being transferred to the Issuer on the Closing Date as of the Initial Cutoff Date, the Subsequent Receivables being transferred to the Issuer on a Subsequent Transfer Date as of the related Subsequent Cutoff Date, or all of the Receivables being transferred to the Issuer on their respective Cutoff Dates. In the case of Subsequent Receivables, references to the Closing Date shall be deemed to be references to the related Subsequent Transfer Date.

         (i) Characteristics of Receivables. Each Receivable (A) was originated in the United States by a Dealer located in the United States for the retail sale of a Financed Vehicle in the ordinary course of the applicable Dealer's business in accordance with the Seller's credit policies as of the date of origination or acquisition of the related Receivable, is payable in United States dollars, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing Dealer Agreement (or approved form of assignment) and has been validly assigned by such Dealer to the Seller, (B) has created a valid, subsisting and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest shall be perfected and prior to any other interest in such Financed Vehicle, and which security interest is assignable by the Seller and reassignable by the assignee, (C) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security, (D) shall, except as otherwise provided in the Sale and Servicing Agreement, provide for level Monthly Payments (provided that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the Amount Financed over its original term and shall provide for a finance charge or shall yield interest at its Contract Rate, (E) is a Simple Interest Receivable, (F) is due from an Obligor with a mailing address within the United States or its territories, (G) to the best of the Seller's knowledge, is due from an Obligor who is a natural person and (H) to the best of the Seller's knowledge, is not assumable by another person in a manner which would release the Obligor thereof from such Obligor's obligations to the Seller with respect to such Receivable.

         (ii) Schedule of Receivables. The information set forth in the Schedule of Receivables shall be true and correct in all material respects as of the close of business on the Cutoff Date, and the Receivables were selected
(a) from those motor vehicle receivables of the Seller which met the selection criteria set forth in this Agreement and (b) using selection procedures, believed by the Seller, not to be adverse to the Noteholders.

         (iii) Compliance with Law. Each Receivable complied at the time it was originated or made, and at the Closing Date complies, in all material respects with all requirements of applicable federal, State and, to the best knowledge of the Seller, local laws, rulings and regulations thereunder (including usury laws).

         (iv) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the related Obligor, enforceable by the holder thereof in accordance with its terms, except as (A) enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act or by any similar applicable State law.

         (v) No Government Obligor. No Receivable is due from the United States or any State or any agency, department, subdivision or instrumentality thereof.

         (vi) Obligor Bankruptcy. To the best of the Seller's knowledge, at the Cutoff Date, no Obligor is the subject of a bankruptcy proceeding.

         (vii) Security Interest in Financed Vehicles. Immediately prior to the transfer of the Receivables by the Seller to the Depositor, each Receivable was secured by a valid, binding and enforceable first priority perfected security interest in favor of the Seller in the related Financed Vehicle, which security interest has been validly assigned by the Seller to the Depositor. The Servicer has received, or will receive within 180 days after the Closing Date, the original certificate of title for each Financed Vehicle (other than any Financed Vehicle that is subject to a certificate of title statute or motor vehicle registration law that does not require that the original certificate of title for such Financed Vehicle be delivered to the Seller).

         (viii) Receivables in Force. No Receivable shall have been satisfied, subordinated or rescinded, nor shall any Financed Vehicle have been released in whole or in part from the Lien granted by the related Receivable.

         (ix) No Waivers. No provision of a Receivable shall have been waived in such a manner that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

         (x) No Amendments. No Receivable shall have been amended or modified in such a manner that the total number of Monthly Payments has been increased or decreased or that the related Amount Financed has been increased or decreased or that such Receivable fails to meet all of the other representations and warranties made by the Seller herein with respect thereto.

         (xi) No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of any Receivable, or the exercise of any right thereunder, will not render such Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the Seller has not received written notice of the assertion with respect to any Receivable of any such right of rescission, setoff, counterclaim or defense.

         (xii) No Liens. No Liens or claims shall have been filed, including Liens for work, labor or materials or for unpaid local, State or federal taxes relating to any Financed Vehicle that shall be prior to, or equal or coordinate with, the security interest in such Financed Vehicle granted by the related Receivable.

         (xiii) No Defaults; Repossessions. Except for payment defaults that, as of the Cutoff Date, have been continuing for a period of not more than 30 days, no default, breach or violation under the terms of any Receivable, permitting acceleration, shall have occurred as of the Cutoff Date and no continuing condition that with notice or the lapse of time or both would constitute a default, breach or violation under the terms of any Receivable, permitting acceleration, shall have arisen; and the Seller shall not have waived any of the foregoing except as otherwise permitted hereunder. On or prior to the Cutoff Date, no Financed Vehicle has been repossessed.

         (xiv) Insurance. Each Receivable requires the related Obligor to obtain physical damage insurance covering the related Financed Vehicle and to maintain such insurance.

         (xv) Title. It is the intention of the Seller that the transfers and assignments herein contemplated constitute a sale of the Receivables from the Seller to the Purchaser and that the beneficial interest in and title to the Receivables not be part of the debtor's estate in the event of the appointment of a receiver or conservator for the Seller under any receivership, bankruptcy law, insolvency or banking law; no Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser, and no provision of a Receivable shall have been waived, except as provided in clause (ix) above; immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable free and clear of all Liens and rights of others, except for Liens that shall be released on or before the Closing Date; immediately upon the transfer and assignment thereof, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer and assignment herein contemplated has been perfected under the UCC.

         (xvi) Security Interest Matters. This Agreement creates a valid and continuing "security interest" (as defined in the UCC) in the Receivables in favor of the Depositor, which security interest is prior to all other Liens and is enforceable as such as against creditors of and purchasers from the Seller. With respect to each Receivable, the Seller has taken all steps necessary to perfect its security interest against the related Obligor in the related Financed Vehicle. The Receivables constitute "tangible chattel paper" (as defined in the UCC). The Seller has caused or will cause prior to the Closing Date the filing of all appropriate financing statements in the proper filing offices in the appropriate jurisdictions under applicable law necessary to perfect the security interest in the Receivables granted to the Depositor under the Receivables Purchase Agreement. Other than the security interest granted to the Depositor under the Receivables Purchase Agreement, the Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Depositor under the Sale and Servicing Agreement or that has been terminated. The motor vehicle retail installment sale contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Depositor, the Issuer or the Indenture Trustee. The Seller is not aware of any judgment or tax lien filings against the Seller.

         (xvii) Financing Statements. All financing statements filed or to be filed against the Seller in favor of the Issuer (as assignee of the Depositor) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer". All financing statements filed or to be filed against the Seller in favor of the Indenture Trustee (as assignee of the Issuer) contain a statement substantially to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee".

         (xviii) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment and conveyance of such Receivable under this Agreement or the Sale and Servicing Agreement or the pledge of such Receivables hereunder or under the Indenture is unlawful, void or voidable or under which such Receivable would be rendered void or voidable as a result of any such sale, transfer, assignment, conveyance or pledge. The Seller has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of the Receivables.

         (xix) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Purchaser, the Issuer and the Indenture Trustee a first priority security interest in the Receivables shall have been made or will be made on the Closing Date.

         (xx) One Original. There shall be only one original executed copy of each Receivable.

         (xxi) Location of Receivable Files. Each Receivable File shall be kept at one of the locations listed in Schedule A.

         (xxii) Custodial Agreements. Immediately prior to the transfer of the Receivables by the Seller to the Purchaser, the Seller, an Affiliate of the Seller or an agent on behalf of the Seller had possession of the Receivable Files and there were no, and there will not be, any custodial agreements in effect affecting the right or ability of the Seller to make, or cause to be made, any delivery required under this Agreement.

         (xxiii) Bulk Transfer Laws. The transfer of the Receivables and the Receivable Files by the Seller to the Purchaser pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         (xxiv) Principal Balance. Each Receivable had an original Principal Balance of not more than $150,000.00 and a remaining Principal Balance, as of the Cutoff Date, of not less than $500.00.

         (xxv) New and Used Vehicles. As of the Initial Cutoff Date, approximately 68.04% of the Pool Balance was secured by new Financed Vehicles and approximately 31.96% of the Pool Balance was secured by used Financed Vehicles.

         (xxvi) Origination. Each Receivable was originated after October 31, 1999.

         (xxvii) Original Term to Maturity. Each Receivable had an original term to maturity of not more than 72 months and not less than 12 months and a remaining term to maturity as of the Cutoff Date, of not more than 72 months and not less than three months.

         (xxviii) Weighted Average Remaining Term to Maturity. As of the Initial Cutoff Date, the weighted average remaining term to maturity of the Receivables owned by the Seller was approximately 59.54 months, and following the end of the Pre-Funding Period, the weighted average remaining term to maturity of the Receivables as of their respective Cutoff Dates will not exceed 61 months.

         (xxix) Annual Percentage Rate. Each Receivable has a Contract Rate of at least 2.90% and not more than 16.99%, and following the end of the Pre-Funding Period, the weighted average Contract Rate of the Receivables as of their respective Cutoff Dates will be at least 6.80%.

         (xxx) Simple Interest Method. All payments with respect to the Receivables have been allocated consistently in accordance with the Simple Interest Method.

         (xxxi) Marking Records. As of the Closing Date, the Seller will have caused its computer and accounting records relating to each Receivable to be marked to show that the Receivables have been sold to the Purchaser by the Seller and transferred and assigned by the Purchaser to the Issuer in accordance with the terms of the Sale and Servicing Agreement and pledged by the Issuer to the Indenture Trustee in accordance with the terms of the Indenture.

         (xxxii) Chattel Paper. Each Receivable constitutes "tangible chattel paper" within the meaning of the UCC as in effect in the State of origination; provided, however, that upon satisfaction of the Rating Agency Condition, a Receivable may constitute "electronic chattel paper" within the meaning of the UCC as in effect in the State of origination.

         (xxxiii) Final Scheduled Distribution Date. No Receivable has a final scheduled payment date later than six months prior to the Class B Final Scheduled Distribution Date. (xxxiv) No Fleet Sales. None of the Receivables have been included in a "fleet" sale (i.e., a sale to any single Obligor of more than seven Financed Vehicles).

         (xxxv) No Fraud or Misrepresentation. Each Receivable that was originated by a Dealer and was sold by the Dealer to the Seller, to the best of the Seller's knowledge, was so originated and sold without fraud or misrepresentation on the part of such Dealer in either case.

         (xxxvi) No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Depositor in any Receivable or the proceeds thereof.

         (xxxvii) Servicing. Each Receivable has been serviced in conformity with all applicable laws, rules and regulation and in conformity with the Seller's policies and procedures which are consistent with customary, prudent industry standards.

         (xxxviii) No Consent. To the best of the Seller's knowledge, no notice to or consent from any Obligor is necessary to effect the acquisition of the Receivables by the Purchaser or the Issuer or the pledge of the Receivables by the Issuer to the Indenture Trustee.

         (xxxix) Other Receivables. To the best of the Seller's knowledge, neither the Obligor on any Receivable nor any of its Affiliates is the obligor on Receivables with an aggregate principal amount representing more than 0.10% of the aggregate Principal Balance of the Receivables as of the Cutoff Date.

         (xl) FICO Score. Following the end of the Pre-Funding Period, the weighted average FICO score of the Receivables as of their respective Cutoff Dates (based on the FICO score recorded at the respective dates of origination of such Receivables) will be at least 722.

         (xli) Obligor Mailing Address. Following the end of the Pre-Funding Period, no more than 28.0%, 20.0%, 16.0%, and 13.0% of the Receivables as of their respective Cutoff Dates will have an obligor mailing address in North Carolina, Florida, Georgia, and Virginia, respectively.

                                                                     EXHIBIT B


                        FORM OF DISTRIBUTION STATEMENT

                       Wachovia Auto Owner Trust 2005-B



Priority Principal Distributable Amount                                                 $__________

Secondary Principal Distributable Amount                                                $__________

Regular Principal Distributable Amount                                                  $__________

Interest Distributable Amount                                                           $__________
     Class A-1 Notes:      $         per $1,000 original principal amount
     Class A-2 Notes:      $         per $1,000 original principal amount
     Class A-3 Notes:      $         per $1,000 original principal amount
     Class A-4 Notes:      $         per $1,000 original principal amount
     Class A-5 Notes:      $         per $1,000 original principal amount
     Class B Notes:        $         per $1,000 original principal amount

Available Collections                                                                   $__________

Available Funds                                                                         $__________

Pool Balance as of the close of business on the last day of the Collection Period       $__________
     (per $1,000 original principal amount)

Note Pool Factor                                                                        $__________
     Class A-1 Notes:                                                                   $__________
     Class A-2 Notes:                                                                   $__________
     Class A-3 Notes:                                                                   $__________
     Class A-4 Notes:                                                                   $__________
     Class A-5 Notes:                                                                   $__________
     Class B Notes:                                                                     $__________

Note Balance                                                                            $__________
     Class A-1 Notes:                                                                   $__________
     Class A-2 Notes:                                                                   $__________
     Class A-3 Notes:                                                                   $__________
     Class A-4 Notes:                                                                   $__________
     Class A-5 Notes:                                                                   $__________
     Class B Notes:                                                                     $__________

Reserve Fund Amount                                                                     $__________
     change from immediately preceding Distribution Date                                $__________

Reserve Fund Draw Amount                                                                $__________

Total Servicing Fee                                                                     $__________

Total Trustee Fees                                                                      $__________

Required Payment Amount                                                                 $__________

Aggregate Amount of Defaulted Receivables                                               $__________



                                     B-1



Aggregate Purchase Amount of Purchased Receivables                                      $__________

Purchase Amount                                                                         $__________

Net Losses on the Receivables                                                           $__________

Overcollateralization Target Amount plus Pre-Funding Account Amount                     $__________

Amount by which the Pool Balance Exceeds the Note Balance                               $__________

Aggregate Principal Balance of Receivables                                              $__________
     30 to 59 days past due (No. of Receivables ____)                                   $__________
     60 to 89 days past due (No. of Receivables ____)                                   $__________
     90 or more days past due (No. of Receivables ____)                                 $__________

Cumulative Net Loss Percentage                                                          __________%

Sequential Payment Trigger                                                              ___________

Yield Supplement Account Draw Amount                                                    $__________

Excess Collections                                                                      $__________

Amount withdrawn from Pre-Funding Account
to purchase subsequent Receivables                                                      $__________

Pre-Funding Account Amount                                                              $__________

Negative Carry Account Draw Amount                                                      $__________

For the Distribution Date following the end of the Collection Period in which the Pre-Funding Period ends only

     The Pre-Funding Account Amount that is being remitted to the
     Noteholders as an additional payment of principal on the Notes                     $__________

     The Negative Carry Account Amount being remitted
     to the Collection Account                                                          $__________



                                                                     EXHIBIT C


                        FORM OF SERVICER'S CERTIFICATE

                       Wachovia Auto Owner Trust 2005-B


Collection Period                                                                       ____________________
Determination Date                                                                      ____________________
Distribution Date                                                                       ____________________

1.       Pool Balance as of the close of business on the last day of the
         Collection Period                                                              $__________
         (per $1,000 original principal amount)

2.       Note Balance
         a.       Class A-1 Notes                                                       $
         b.       Class A-2 Notes                                                       $
         c.       Class A-3 Notes                                                       $
         d.       Class A-4 Notes                                                       $
         e.       Class A-5 Notes                                                       $
         f.       Class B Notes                                                         $

3.       Pool Factors
         a.       Class A-1 Notes
         b.       Class A-2 Notes
         c.       Class A-3 Notes
         d.       Class A-4 Notes
         e.       Class A-5 Notes
         f.       Class B Notes

4.       Available Funds                                                                $__________

5.       Available Collections                                                          $__________

6.       Total Servicing Fee                                                            $__________
         a.       Monthly Servicing Fee                                                 $__________
         b.       Amount Unpaid from prior months                                       $__________

7.       Total Trustee Fees                                                             $__________
         a.       Monthly Trustee Fees                                                  $__________
         b.       Amount Unpaid from prior months                                       $__________

8.       Priority Principal Distributable Amount                                        $__________

9.       Secondary Principal Distributable Amount                                       $__________

10.      Regular Principal Distributable Amount                                         $__________

11.      Interest Distributable Amount (per $1,000 original principal amount)           $__________
         a.       Class A-1 Notes (per $1,000 original principal amount)                $__________
         b.       Class A-2 Notes (per $1,000 original principal amount)                $__________
         c.       Class A-3 Notes (per $1,000 original principal amount)                $__________
         d.       Class A-4 Notes (per $1,000 original principal amount)                $__________
         e.       Class A-5 Notes (per $1,000 original principal amount)                $__________
         f.       Class B Notes (per $1,000 original principal amount)                  $__________

12.      Required Payment Amount                                                        $__________



                                     C-1



13.      Reserve Fund Amount                                                            $__________
         Change from immediately preceding Distribution Date                            $__________

14.      Reserve Fund Draw Amount                                                       $__________

15.      The lesser of: (a or b)
         a.     The amount, if any, by which the Required Payment
                Amount for the Distribution Date exceeds
                Available Funds (excluding the Reserve Fund Draw
                Amount) for such Distribution Date                                      $__________

         b.     The Reserve Fund Amount for such Distribution Date
                (before giving effect to any deposits to or withdrawals
                from the Reserve on the related Distribution Date)                      $__________

16.      The amount by which the Required Payment Amount exceeds the
         sum of Available Collections plus the Reserve Fund Draw Amount:                $__________

17.      Reserve Fund Amount                                                            $__________

18.      Negative Carry Account Draw Amount                                             $__________

19.      The amount by which the Required Reserve Fund Amount exceeds
         the Reserve Fund Amount                                                        $__________

20.      Yield Supplement Account Draw Amount                                           $__________

21.      Aggregate Amount of Defaulted Receivables                                      $__________
         Account No. ___                                                                $__________

22.      Aggregate Purchase Amount of Purchased Receivables                             $__________
         Account No. ___                                                                $__________

23.      Trustee Fees and Expenses                                                      $__________

24.      Purchase Amount                                                                $__________

25.      Net Losses on the Receivables                                                  $__________

26.      Aggregate Principal Balance of Receivables                                     $__________
         a.       30 to 59 days past due (No. of Receivables ____)                      $__________
         b.       60 to 89 days past due (No. of Receivables ____)                      $__________
         c.       90 or more days past due (No. of Receivables ____)                    $__________

27.      Cumulative Losses                                                              $__________

28.      Sequential Payment Trigger                                                      __________

29.      Excess Collections                                                             $__________

Instructions to the Indenture Trustee or Paying Agent
-----------------------------------------------------

From the Collection Account:

1.       To the Servicer                                                                $__________

2.       To the Trustees                                                                $__________

3.       To the Note Payment Account                                                    $__________

4.       To the Reserve Fund                                                            $__________



                                     C-2



5.       To the Certificate Payment Account                                             $__________

From the Note Payment Account:

1.       To the Class A-1 Noteholders                                                   $__________

2.       To the Class A-2 Noteholders                                                   $__________

3.       To the Class A-3 Noteholders                                                   $__________

4.       To the Class A-4 Noteholders                                                   $__________

5.       To the Class A-5 Noteholders

6.       To the Class B Noteholders                                                     $__________

From the Certificate Payment Account:

1.       To the Certificateholders                                                      $__________

From the Reserve Fund:

1.       To the Collection Account                                                      $__________

2.       To the Certificateholders                                                      $__________

For the Distribution Date following the Collection Period in which the Pre-Funding Period ends only:

1.       From the Pre-Funding Account to the Note Payment Account                       $__________

2.       From the Negative Carry Account to the Collection Account                      $__________



                                                                     EXHIBIT D


                   FORM OF SECOND-TIER SUBSEQUENT ASSIGNMENT

         For value received, in accordance with the Sale and Servicing Agreement, dated as of December 1, 2005 (the "Sale and Servicing Agreement"), among Wachovia Auto Owner Trust 2005-B (the "Issuer"), Pooled Auto Securities Shelf LLC (the "Depositor"), and Wachovia Bank, National Association, the Depositor hereby irrevocably sells, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations of the Depositor herein and in the Sale and Servicing Agreement), all right, title and interest of the Depositor, whether now owned or existing or hereafter acquired or arising, in, to and under the following:

               (i) the Subsequent Receivables listed on Schedule A to the related Second-Tier Subsequent Assignment and all amounts due and collected on or in respect of the Subsequent Receivables (including proceeds of the repurchase of Subsequent Receivables by the Seller pursuant to Section 2.04 of the Sale and Servicing Agreement or the purchase of Subsequent Receivables by the Servicer pursuant to
         Section 3.08 or 8.01 of the Sale and Servicing Agreement) after the related Subsequent Cutoff Date;

               (ii) the security interest in the Financed Vehicles granted by the Obligors pursuant to the Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles;

               (iii) all proceeds from claims on or refunds of premiums of any physical damage or theft insurance policies and extended warranties covering such Financed Vehicles and any proceeds of or refunds of premiums of any credit life or credit disability insurance policies relating to the Subsequent Receivables, the related Financed
         Vehicles or the related Obligors;

               (iv) the Receivable Files that relate to the Subsequent Receivables;

               (v) any proceeds of Dealer Recourse;

               (vi) the right to realize upon any property (including the right to receive future Liquidation Proceeds and Recoveries) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Depositor;

               (vii) all of the Depositor's rights under the related First-Tier Subsequent Assignment; and

               (viii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all accounts, accounts receivable, general intangibles, chattel paper, documents, money, investment property, deposit accounts, letters of credit, letter of credit rights, insurance proceeds, condemnation awards, notes, drafts, acceptances, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         The Subsequent Cutoff Date for each Subsequent Receivable is ___________, 200_.

         The Depositor hereby represents that as of the Subsequent Cutoff Date, the aggregate Principal Balance of the Subsequent Receivables was $___________.

         In the event that the foregoing sale, transfer, assignment and conveyance is deemed to be a pledge, the Depositor hereby grants to the Trust a first priority security interest in all of the Depositor's right to and interest in the Subsequent Receivables and other property described in clauses
(i) through (viii) above to secure a loan deemed to have been made by the Issuer to the Depositor in an amount equal to the sum of the initial principal amount of the Notes plus accrued interest thereon.

         THIS SECOND-TIER SUBSEQUENT ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS OF THE DEPOSITOR UNDER THIS SECOND-TIER SUBSEQUENT ASSIGNMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         This Second-Tier Subsequent Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the Depositor contained in the Sale and Servicing Agreement and is to be governed by the Sale and Servicing Agreement.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Second-Tier Subsequent Assignment to be duly executed as of _________ __, 200_.

                                   POOLED AUTO SECURITIES SHELF LLC


                                   By:_______________________________________
                                      Name:
                                      Title:

                                                                    SCHEDULE A
                                                                        to
                                                                    EXHIBIT D


                      SCHEDULE OF SUBSEQUENT RECEIVABLES



                                     D-3A

                                                                      ANNEX A
                                                                         to
                                                                     EXHIBIT D


                             OFFICER'S CERTIFICATE

         ___________, a __________ of Pooled Auto Securities Shelf LLC (the "Depositor"), does hereby certify, pursuant to Section 2.01(d)(xv) of the Sale and Servicing Agreement, dated as of December 1, 2005 (the "Sale and Servicing Agreement"), among Wachovia Auto Owner Trust 2005-B (the "Issuer"), the Depositor and Wachovia Bank, National Association, that all of the conditions to the transfer to the Issuer of the Subsequent Receivables listed on Schedule A to the Second-Tier Subsequent Assignment delivered herewith and the other property and rights related to such Subsequent Receivable, as described in
Section 2.01(d) of the Sale and Servicing Agreement, have been satisfied on or prior to the related Subsequent Transfer Date.

         Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.

         IN WITNESS WHEREOF, the undersigned have caused this certificate to be duly executed this _____ day of ______________ __, 200_.



                                        _____________________________________
                                        Name:
                                        Title:



                                     D-4A